UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007— October 31, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

FUND SYMBOL (CLASS A SHARES): PGGIX

10|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Income
Trust

10|31|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	51
About the Trustees	52
Officers	55

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam Investments, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the leadership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. Putnam is removing product redundancies, seeking the best investment talent, bolstering equity research, fostering individual portfolio manager’s authority and accountability, and realigning compensation for managers so that only those who achieve top-quartile returns for shareholders are eligible for full bonuses.

In addition, Putnam is defining fundamental research as the cornerstone of its equity management approach, with quantitative analysts providing input to — but not driving — investment decisions. Putnam is also streamlining its range of equity funds by merging six equity funds into larger funds with similar investment objectives. In addition to removing product redundancies, these mergers are generally expected to result in lower expense ratios for shareholders.

Mr. Reynolds, who joined Putnam in July, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns
in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Finding income opportunities in a variety of world markets

The fund’s managers identify bonds in the United States and international markets that offer the potential for high current income. The fund favors currencies considered to offer relative strength.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 10/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower.

See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the Barclays Capital (formerly Lehman) Global Aggregate Bond Index was 12/31/89, which was after the inception of the fund.

“The past 12 months for the financial markets
worldwide have been unprecedented, with
price volatility, collapses of large financial
institutions, and government intervention
in the markets on a scale not seen since
the 1930s.”

D. William Kohli, Portfolio Manager, Putnam Global Income Trust

Credit qualities shown as a percentage of portfolio value as of 10/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Bill, thank you for taking the time today to talk about Global Income Trust’s most recent annual period. How did the fund perform?

The past 12 months for the financial markets worldwide have been unprecedented, with price volatility, collapses of large financial institutions, and government intervention in the markets on a scale not seen since the 1930s. During the first six months of the period, and again from mid-September through October 2008, investors indiscriminately fled even high-quality mortgage and credit instruments for government-backed U.S. Treasury bonds and international government securities. For the period ending October 31, 2008, the fund had a loss of 12.79%, significantly underperforming its benchmark, the Barclays Capital Global Aggregate Bond Index, which is more highly concentrated in these government securities, despite our emphasis on securities of higher quality and our continued cautious stance on duration (a measure of portfolio risk). Performance was also negatively affected by the fund’s significant positions in high-quality CMOs [collateralized mortgage obligations] and Japanese inflation-indexed bonds when credit market liquidity largely disappeared during October. In addition, the fund underperformed its peer group, Lipper Global Income Funds, which returned –9.27%.

Could you briefly discuss the events of the past 12 months?

November 2007, and January and March of this year stand out as periods when securitized bond prices moved sharply lower based on broad-based housing market troubles and the oncoming credit squeeze. From late 2007 through early 2008, global credit markets grew increasingly illiquid, reaching the first of several subsequent low points thus far with the collapse of Bear Stearns in March. Other factors contributing to market volatility earlier in the period included spiking energy and commodity prices, though these prices have since receded. In July came the government’s financial rescue of the assets of Fannie Mae and Freddie Mac.

From a Wall Street perspective, September’s events were truly earthshaking, as financial pressure on major investment and commercial banks mushroomed and market liquidity dried up. Lehman Brothers failed to

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

find a buyer or a government bailout and was liquidated. In addition, Merrill Lynch was acquired by Bank of America, and the giant insurer AIG teetered on the brink of collapse before the government decided that the company was too critical to global financial market operations to be allowed to fail. Almost immediately afterward, Goldman Sachs and Morgan Stanley, the last two remaining U.S. investment banks, and also under financial stress, decided to change to bank holding companies in order to gain access to Federal Reserve lending facilities (subjecting themselves to tighter federal regulation). Thus came the end of the era of the stand-alone investment bank that funds its operations through open-market trading activity.

Meanwhile, short-term credit markets, including the commercial paper market, went from somewhat illiquid to frozen over this period. Banks, fearful of possible toxic assets on one another’s books, became reluctant to lend to other institutions. Credit became extremely tight to virtually unobtainable for businesses of all sizes across the country. Just before the end of the period, federal regulators seized the country’s largest savings and loan company, Washington Mutual, and, in a government-brokered transaction, Citigroup acquired Wachovia’s banking operations. In recent months the stock market has exhibited volatility not seen since the 1930s. Lastly, the near-collapse of several major banks in Europe and financial crisis in Iceland were extremely problematic for global capital flows. The six weeks leading up to the end of October were once again especially challenging for the credit markets, as the unwillingness of market participants to put fixed-income instruments other than U.S. Treasuries on their balance sheets led to additional sharp price declines for even the highest-quality credits.

Bill, what has been the approach in managing the fund during the global credit crunch?

My investment approach has been to focus on credit quality. I also believe this to be the correct approach going forward. Accordingly, the portfolio is significantly underweight corporate credit while favoring carefully selected securitized bonds, which the fund has purchased at what we feel are very attractive terms at several points over the past year. We believe that these securities carry minimal fundamental credit risk and that they should reward shareholders over time. In the European bond market, the fund’s strategies include overweights to Germany and the Netherlands, where governments are running a disciplined budget process, and underweights in Italy and Spain because of those countries’ inflation and budgetary problems.

Sector weightings as of 10/31/08

This table shows the fund’s sector weightings. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

What is your outlook going forward for the economy, the credit markets, and the fund?

From short-term money markets and securitized instruments to corporate bonds and bank loans, all parts of the credit system ceased to function normally from mid-September through October. Economic fundamentals have deteriorated, and we believe the near-term outlook for U.S. economic data is unsettling at best. The longer it takes for normal liquidity to be restored, the greater the negative impact on the real economy. In my judgment, we are already in a recession, and that such a downturn could be severe. This would have major implications for corporate profits and default rates on corporate bonds.

Our overall investment themes have not materially changed. We continue to emphasize top-rated issues among commercial mortgage-backed securities, mortgage pass-throughs [mortgage securities where income flows directly to investors], agencies [mortgage securities originated by government-sponsored entities such as Fannie Mae], and CMOs. We also continue to position the portfolio for yield-curve steepening, a situation where yields on short-term instruments are higher. This strategy is based on our view that the yield curve will continue to steepen as global central banks cut short-term rates and longer-term rates trend higher on liquidity squeeze and inflation concerns.

Thanks again, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that effective December 1, 2007, your fund’s dividend was increased from $0.041 to $0.058 per share, an increase of 41.46%. The dividend rate increased in order to satisfy an October 31, 2007, fiscal distribution requirement.

I N  T H E  N E W S

In November, the Federal Reserve (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Data excludes exposure to some countries achieved through various derivative instruments. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.26%	6.06%	5.44%	5.44%	5.46%	5.46%	5.96%	5.80%	5.99%	6.30%

10 years	39.18	33.66	29.22	29.22	29.15	29.15	35.79	31.35	35.84	40.38
Annual average	3.36	2.94	2.60	2.60	2.59	2.59	3.11	2.76	3.11	3.45

5 years	9.12	4.73	5.18	3.52	5.14	5.14	7.83	4.34	7.84	10.06
Annual average	1.76	0.93	1.02	0.69	1.01	1.01	1.52	0.85	1.52	1.94

3 years	–0.40	–4.40	–2.48	–5.06	–2.52	–2.52	–1.05	–4.29	–1.10	0.45
Annual average	–0.13	–1.49	–0.83	–1.72	–0.85	–0.85	–0.35	–1.45	–0.37	0.15

1 year	–12.79	–16.29	–13.40	–17.53	–13.45	–14.27	–13.01	–15.81	–13.01	–12.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 10/31/98 to 10/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,922 and $12,915, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,135 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,584 and $14,038, respectively.

Comparative index returns For periods ended 10/31/08

	Barclays Capital Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.73%

10 years	53.64%	54.02
Annual average	4.39	4.30

5 years	22.23	14.21
Annual average	4.10	2.62

3 years	12.25	2.52
Annual average	3.93	0.73

1 year	–2.57	–9.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/08, there were 111, 97, 87, 54, and 3 funds, respectively, in this Lipper category.

† The inception of the Barclays Capital Global Aggregate Bond Index was 12/31/89, which was after the inception of the fund.

Fund price and distribution information For the 12-month period ended 10/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.679		$0.585	$0.589	$0.648		$0.649	$0.712

Capital gains	—		—	—	—		—	—

Total	$0.679		$0.585	$0.589	$0.648		$0.649	$0.712

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	$12.68	$13.21*	$12.64	$12.65	$12.60	$13.02	$12.67	$12.70

10/31/08	10.47	10.91	10.44	10.44	10.40	10.75	10.46	10.48

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	6.65%	6.38%	5.86%	5.86%	6.46%	6.25%	6.42%	6.87%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	5.41	4.84	4.84	N/A	5.21	5.38	5.91

Current 30-day SEC yield [3]
(without expense limitation)	N/A	5.03	4.44	4.44	N/A	4.82	4.98	5.51

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.71%	6.50%	5.88%	5.88%	5.91%	5.91%	6.41%	6.24%	6.44%	6.75%

10 years	56.75	50.48	45.60	45.60	45.57	45.57	52.91	47.91	52.99	58.06
Annual average	4.60	4.17	3.83	3.83	3.83	3.83	4.34	3.99	4.34	4.68

5 years	18.71	13.96	14.46	12.65	14.34	14.34	17.27	13.49	17.35	19.70
Annual average	3.49	2.65	2.74	2.41	2.72	2.72	3.24	2.56	3.25	3.66

3 years	6.98	2.67	4.68	1.91	4.64	4.64	6.23	2.82	6.23	7.86
Annual average	2.27	0.88	1.54	0.63	1.52	1.52	2.03	0.93	2.03	2.55

1 year	–4.00	–7.81	–4.65	–9.20	–4.69	–5.60	–4.27	–7.38	–4.23	–3.73

Fund’s annual operating expenses For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.17%	1.92%	1.92%	1.42%	1.42%	0.92%

Total annual fund operating expenses	1.50	2.25	2.25	1.75	1.75	1.25

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2008, to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.21	$8.66	$8.66	$6.36	$6.36	$4.06

Ending value (after expenses)	$835.40	$832.40	$832.60	$834.80	$834.30	$836.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2008, use the following calculation method. To find the value of your investment on May 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.74	$9.53	$9.53	$7.00	$7.00	$4.47

Ending value (after expenses)	$1,019.46	$1,015.69	$1,015.69	$1,018.20	$1,018.20	$1,020.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

Average annualized expense ratio for Lipper peer group†	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Global Income Trust	182%*	103%*	98%*	198%*	162%

Lipper Global Income Funds category average	177%	156%	159%	158%	194%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 10/31/08.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, D. William Kohli, Michael Salm, and Raman Srivastava.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$89,000	$33,000,000

Putnam employees	$4,011,000	$396,000,000

Other Putnam funds managed by the Portfolio Managers

Michael Atkin is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Income Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

D. William Kohli is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Salm is also a Portfolio Manager of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund and The George Putnam Fund of Boston.

Michael Atkin, Rob Bloemker, D. William Kohli, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 4th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any mattersrequiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	38th

Three-year period	67th

Five-year period	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 110, 92, and 84 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage andsoft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008 were 75%, 58% and 50%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 84th out of 112, 51st out of 88, and 27th out of 54 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2008

The fund’s portfolio 10/31/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (94.7%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20,
2037 to October 20, 2037	$572,737	$579,852

		579,852
U.S. Government Agency Mortgage Obligations (94.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021
to September 1, 2021	124,652	125,495
5 1/2s, June 1, 2035	126,546	123,684
5 1/2s, April 1, 2020	131,554	131,430

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033
to April 1, 2035	372,034	386,304
6 1/2s, with due dates from September 1,
2036 to November 1, 2037	426,921	433,092
6 1/2s, TBA, November 1, 2038	2,000,000	2,026,562
6s, July 1, 2037	44,104	44,116
6s, with due dates from May 1, 2021
to October 1, 2021	333,079	335,954
6s, TBA, November 1, 2038	3,000,000	2,997,656
5 1/2s, with due dates from May 1, 2009
to March 1, 2021	361,873	362,331
5 1/2s, TBA, December 1, 2038	4,000,000	3,901,250
5 1/2s, TBA, November 1, 2038	48,000,000	46,882,493
5s, with due dates from May 1, 2020
to March 1, 2021	49,118	48,219
5s, TBA, December 1, 2038	19,000,000	17,982,461
5s, TBA, November 1, 2035	46,000,000	43,592,185
4s, with due dates from May 1, 2019
to September 1, 2020	601,495	557,264

		119,930,496

Total U.S. government and agency mortgage
obligations (cost $123,242,781)		$120,510,348

U.S. TREASURY	Principal
OBLIGATIONS (0.6%)*	amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$646,000	$780,045

Total U.S. treasury obligations (cost $750,650)		$780,045

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)*	amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.945s, 2035	$234,396	$175,797

Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 5.759s, 2036	22,467	782

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029	106,387	105,322

Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	90,000	80,060
Ser. 07-2, Class A2, 5.634s, 2049	1,146,000	1,007,449
Ser. 06-4, Class A2, 5.522s, 2046	748,000	677,434
Ser. 04-3, Class A5, 5.318s, 2039	160,000	139,225
Ser. 05-6, Class A2, 5.165s, 2047	214,000	196,658
Ser. 07-5, Class XW, Interest only
(IO), 0.44s, 2051	5,698,685	95,568

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (47.4%)* cont.		amount	Value

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		$100,000	$85,538
Ser. 04-4, Class XC, IO, 0.17s, 2042		2,692,509	35,011
Ser. 06-4, Class XC, IO, 0.088s, 2046		3,858,267	33,576
Ser. 06-5, Class XC, IO, 0.078s, 2016		1,909,728	21,094

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036		397,136	250,196

Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 4.67s, 2033		30,033	27,180
Ser. 05-E, Class 2, IO, 0.3s, 2035		2,258,994	7,501
Ser. 04-D, Class 2A, IO, 0.21s, 2034		796,703	747

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033		117,786	118,111

Bayview Commercial Asset Trust 144A
FRB Ser. 06-CD1A, Class A1,
2.85s, 2023 F	CAD	2,028,522	1,485,354
Ser. 07-CD1A, IO, 1.689s, 2021
(Canada) F	CAD	13,092,993	816,092
Ser. 06-CD1A, IO, 1.68s, 2023 F	CAD	9,933,277	505,717
Ser. 07-5A, IO, 1.55s, 2037		$1,040,141	126,481
Ser. 07-2A, IO, 1.3s, 2037		1,052,668	93,161
Ser. 07-1, Class S, IO, 1.211s, 2037		1,291,914	101,415

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		490,501	286,943
FRB Ser. 06-6, Class 2A1, 5.894s, 2036		257,178	148,873
FRB Ser. 05-7, Class 23A1, 5.649s, 2035		266,393	158,317

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.186s, 2032		100,000	86,751
Ser. 07-PW17, Class A3, 5.736s, 2050		1,047,000	881,783

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.689s, 2038		1,187,738	37,948
Ser. 06-PW14, Class X1, IO,
0.077s, 2038		1,278,874	15,423
Ser. 07-PW18, Class X1, IO,
0.057s, 2050		3,222,310	24,046
Ser. 07-PW16, Class X, IO,
0.021s, 2040		22,482,179	16,187

Broadgate Financing PLC sec. FRB
Ser. D, 7.078s, 2023 (United Kingdom)	GBP	89,125	93,478

Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	367,070
Ser. 98-1, Class G, 6.56s, 2030		89,000	80,911
Ser. 98-1, Class H, 6.34s, 2030		203,000	155,192

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.096s, 2014		370,000	297,422
Ser. 08-C7, Class A2A, 6.034s, 2049		200,000	172,950

Citigroup Commercial Mortgage Trust
144A Ser. 06-C5, Class XC, IO,
0.072s, 2049		6,936,573	82,372

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.203s, 2036		319,755	194,425
FRB Ser. 06-AR7, Class 2A2A,
5.652s, 2036		391,635	231,065
IFB Ser. 07-6, Class 2A5, IO,
3.391s, 2037		267,903	21,432

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3, Class A4,
5.658s, 2048		57,000	50,577

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (47.4%)* cont.		amount	Value

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO,
0.061s, 2044		$1,713,376	$8,959
Ser. 07-CD4, Class XC, IO,
0.059s, 2049		7,998,556	63,114

Commercial Mortgage Acceptance Corp.
144A Ser. 98-C1, Class F, 6.23s, 2031		157,000	159,201

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.02s, 2017		199,000	169,473

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037		495,091	293,264
Ser. 06-J8, Class A4, 6s, 2037		304,188	149,765
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		166,128	130,281
IFB Ser. 04-2CB, Class 1A5, IO,
4.341s, 2034		280,420	18,359
Ser. 05-24, Class 1AX, IO,
1.222s, 2035		1,235,475	28,377

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.711s, 2035		636,303	426,323
Ser. 05-2, Class 2X, IO, 1.16s, 2035		642,139	13,746
Ser. 05-9, Class 1X, IO, zero %, 2035		605,405	13,953

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039 F		328,000	293,077

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.114s, 2049		10,870,421	57,755
Ser. 06-C4, Class AX, IO, 0.114s, 2039		5,895,443	45,984

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	122,673
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	144,612

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	355,075
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	12,150
Ser. 03-C3, Class AX, IO, 0.524s, 2038		1,671,745	57,842
Ser. 03-CK2, Class AX, IO,
0.358s, 2036		2,155,869	47,838
Ser. 04-C4, Class AX, IO, 0.242s, 2039		1,025,063	15,905

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	129,257
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	205,324

European Loan Conduit 144A FRB
Ser. 22A, Class D, 6.788s, 2014
(Ireland)	GBP	103,500	116,905

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 6.788s, 2014
(United Kingdom)	GBP	180,616	218,581

Fannie Mae
IFB Ser. 07-75, Class JS, 26.29s, 2037		$165,780	222,122
IFB Ser. 07-80, Class AS, 23.29s, 2037		102,045	127,859
IFB Ser. 07-1, Class NR, 22.734s, 2037		175,279	206,639
IFB Ser. 07-75, Class CS, 22.689s, 2037		107,057	138,814
IFB Ser. 06-76, Class QB, 20.048s, 2036		168,017	210,312
IFB Ser. 06-63, Class SP, 19.748s, 2036		184,518	227,911
IFB Ser. 07-W7, Class 1A4,
19.628s, 2037		95,771	91,941
IFB Ser. 07-81, Class SC, 18.248s, 2037		116,840	134,717
IFB Ser. 07-1, Class NK, 17.827s, 2037		251,225	303,685
IFB Ser. 06-104, Class ES, 17.156s, 2036		127,221	152,868
IFB Ser. 05-37, Class SU, 16.165s, 2035		165,272	193,205
IFB Ser. 06-49, Class SE, 15.965s, 2036		155,432	179,599
IFB Ser. 06-60, Class AK, 15.765s, 2036		77,058	87,177
IFB Ser. 06-60, Class TK, 15.565s, 2036		83,152	92,973

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-30, Class FS, 14.734s, 2037	$255,850	$277,460
IFB Ser. 07-96, Class AS, 13.856s, 2037	143,195	150,072
IFB Ser. 05-25, Class PS, 13.822s, 2035	84,329	91,697
IFB Ser. 06-8, Class PK, 13.365s, 2036	188,331	194,265
IFB Ser. 05-57, Class CD, 12.905s, 2035	92,280	104,427
IFB Ser. 05-74, Class CP, 12.801s, 2035	100,966	106,395
IFB Ser. 06-27, Class SP, 12.618s, 2036	143,826	156,901
IFB Ser. 06-8, Class HP, 12.618s, 2036	156,572	169,897
IFB Ser. 06-8, Class WK, 12.618s, 2036	248,149	266,481
IFB Ser. 05-106, Class US, 12.618s, 2035	240,949	264,465
IFB Ser. 05-99, Class SA, 12.618s, 2035	118,380	127,406
IFB Ser. 05-45, Class DA, 12.471s, 2035	243,035	257,220
IFB Ser. 05-74, Class DM, 12.435s, 2035	236,375	254,425
IFB Ser. 05-45, Class DC, 12.361s, 2035	135,019	145,417
IFB Ser. 06-60, Class CS, 12.141s, 2036	86,831	86,624
IFB Ser. 05-57, Class DC, 11.184s, 2034	146,069	156,052
IFB Ser. 05-74, Class SK, 11.168s, 2035	187,796	192,493
IFB Ser. 05-74, Class CS, 11.058s, 2035	115,101	120,653
IFB Ser. 04-79, Class S, 10.838s, 2032	72,390	71,727
IFB Ser. 05-45, Class PC, 10.474s, 2034	60,367	64,059
Ser. 02-T4, Class A4, 9 1/2s, 2041	284,760	301,579
Ser. 01-T10, Class A2, 7 1/2s, 2041	110,403	113,128
Ser. 02-T4, Class A3, 7 1/2s, 2041	96,131	101,287
Ser. 01-T12, Class A2, 7 1/2s, 2041	116,473	120,222
Ser. 99-T2, Class A1, 7 1/2s, 2039	214,334	233,682
Ser. 00-T6, Class A1, 7 1/2s, 2030	96,656	99,767
Ser. 02-26, Class A1, 7s, 2048	81,182	82,628
Ser. 03-W8, Class 2A, 7s, 2042	310,361	326,931
Ser. 02-T16, Class A2, 7s, 2042	463,716	471,976
Ser. 02-14, Class A1, 7s, 2042	126,756	128,899
Ser. 383, Class 80, IO, 7s, 2037	82,406	15,756
Ser. 386, Class 14, IO, 6 1/2s, 2038	300,960	53,812
Ser. 383, Class 60, IO, 6 1/2s, 2037	173,020	35,262
Ser. 383, Class 64, IO, 6 1/2s, 2037	80,984	16,294
Ser. 383, Class 58, IO, 6 1/2s, 2037	80,406	15,181
Ser. 383, Class 72, IO, 6 1/2s, 2037	193,552	37,627
Ser. 381, Class 14, IO, 6 1/2s, 2037	122,619	21,458
Ser. 381, Class 15, IO, 6 1/2s, 2037	82,773	14,485
Ser. 383, Class 73, IO, 6 1/2s, 2037	84,552	16,166
Ser. 383, Class 70, IO, 6 1/2s, 2037	102,031	19,508
Ser. 371, Class 2, IO, 6 1/2s, 2036	3,807,316	891,673
Ser. 389, Class 6, IO, 6s, 2038	97,600	17,939
Ser. 08-76, Class JI, IO, 6s, 2038	334,010	68,071
Ser. 383, Class 41, IO, 6s, 2038	293,273	56,074
Ser. 383, Class 42, IO, 6s, 2038	211,991	40,681
Ser. 383, Class 43, IO, 6s, 2038	191,095	36,537
Ser. 383, Class 44, IO, 6s, 2038	174,763	34,079
Ser. 383, Class 45, IO, 6s, 2038	135,111	26,347
Ser. 383, Class 46, IO, 6s, 2038	117,472	22,907
Ser. 383, Class 47, IO, 6s, 2038	103,606	19,944
Ser. 383, Class 48, IO, 6s, 2038	93,407	18,569
Ser. 386, Class 9, IO, 6s, 2038	168,295	30,091
Ser. 383, Class 28, IO, 6s, 2038	350,600	70,541
Ser. 383, Class 29, IO, 6s, 2038	1,183,080	238,036
Ser. 383, Class 30, IO, 6s, 2038	232,967	46,314
Ser. 383, Class 31, IO, 6s, 2038	205,196	40,793
Ser. 383, Class 32, IO, 6s, 2038	159,388	31,686
Ser. 383, Class 33, IO, 6s, 2038	135,904	26,841
Ser. 386, Class 7, IO, 6s, 2038	206,249	39,971
Ser. 383, Class 50, IO, 6s, 2037	83,386	15,943
Ser. 386, Class 6, IO, 6s, 2037	99,064	18,574
Ser. 383, Class 98, IO, 6s, 2022	73,608	13,861
Ser. 383, Class 18, IO, 5 1/2s, 2038	185,341	37,068
Ser. 383, Class 19, IO, 5 1/2s, 2038	169,045	33,809
Ser. 383, Class 4, IO, 5 1/2s, 2037	257,851	51,261
Ser. 383, Class 5, IO, 5 1/2s, 2037	164,319	32,667

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 6, IO, 5 1/2s, 2037	$146,907	$29,205
Ser. 383, Class 7, IO, 5 1/2s, 2037	145,147	28,855
Ser. 383, Class 20, IO, 5 1/2s, 2037	104,310	21,383
Ser. 383, Class 21, IO, 5 1/2s, 2037	98,807	20,255
Ser. 383, Class 22, IO, 5 1/2s, 2037	91,340	18,725
Ser. 379, Class 2, IO, 5 1/2s, 2037	769,105	182,432
Ser. 363, Class 2, IO, 5 1/2s, 2035	472,515	113,498
Ser. 383, Class 95, IO, 5 1/2s, 2022	82,365	11,992
Ser. 377, Class 2, IO, 5s, 2036	197,924	47,165
IFB Ser. 07-W6, Class 6A2, IO,
4.541s, 2037	128,446	12,125
IFB Ser. 04-51, Class XP, IO,
4.441s, 2034	374,323	48,092
IFB Ser. 03-66, Class SA, IO,
4.391s, 2033	201,021	21,390
IFB Ser. 04-17, Class ST, IO,
4.341s, 2034	48,677	7,906
IFB Ser. 08-7, Class SA, IO,
4.291s, 2038	740,085	85,417
IFB Ser. 07-W6, Class 5A2, IO,
4.031s, 2037	195,499	16,852
IFB Ser. 07-W4, Class 4A2, IO,
4.021s, 2037	897,803	77,391
IFB Ser. 07-W2, Class 3A2, IO,
4.021s, 2037	246,859	21,452
IFB Ser. 06-115, Class BI, IO,
4.001s, 2036	217,408	16,384
IFB Ser. 05-113, Class DI, IO,
3.971s, 2036	3,347,451	314,493
IFB Ser. 08-36, Class YI, IO,
3.941s, 2036	554,340	58,506
IFB Ser. 05-52, Class DC, IO,
3.941s, 2035	107,301	14,366
IFB Ser. 06-60, Class SI, IO,
3.891s, 2036	246,962	24,993
IFB Ser. 06-60, Class UI, IO,
3.891s, 2036	100,567	11,745
IFB Ser. 04-89, Class EI, IO,
3.891s, 2034	760,791	89,127
IFB Ser. 04-24, Class CS, IO,
3.891s, 2034	285,707	35,027
IFB Ser. 07-W7, Class 3A2, IO,
3.871s, 2037	340,503	32,903
IFB Ser. 03-122, Class SA, IO,
3.841s, 2028	353,158	27,110
IFB Ser. 03-122, Class SJ, IO,
3.841s, 2028	364,202	27,242
IFB Ser. 04-60, Class SW, IO,
3.791s, 2034	537,319	51,368
IFB Ser. 03-130, Class BS, IO,
3.791s, 2033	751,234	72,150
IFB Ser. 05-65, Class KI, IO, 3.741s, 2035	378,206	28,592
IFB Ser. 03-34, Class WS, IO,
3.741s, 2029	715,456	65,079
IFB Ser. 08-10, Class LI, IO, 3.721s, 2038	721,226	70,320
IFB Ser. 08-01, Class GI, IO,
3.701s, 2037	1,020,360	99,485
IFB Ser. 07-39, Class LI, IO, 3.511s, 2037	389,734	37,048
IFB Ser. 07-54, Class CI, IO, 3.501s, 2037	179,476	15,853
IFB Ser. 07-39, Class PI, IO, 3.501s, 2037	154,520	12,782
IFB Ser. 07-30, Class WI, IO,
3.501s, 2037	683,052	58,197
IFB Ser. 07-28, Class SE, IO, 3.491s, 2037	172,063	15,193
IFB Ser. 06-128, Class SH, IO,
3.491s, 2037	94,252	7,699

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-56, Class SM, IO,
3.491s, 2036	$229,848	$19,267
IFB Ser. 05-73, Class SI, IO, 3.491s, 2035	116,286	8,735
IFB Ser. 05-12, Class SC, IO,
3.491s, 2035	223,072	22,280
IFB Ser. 05-17, Class ES, IO,
3.491s, 2035	228,614	20,712
IFB Ser. 05-17, Class SY, IO,
3.491s, 2035	106,583	9,997
IFB Ser. 07-W5, Class 2A2, IO,
3.481s, 2037	93,637	8,193
IFB Ser. 07-30, Class IE, IO, 3.481s, 2037	472,288	49,207
IFB Ser. 06-123, Class CI, IO,
3.481s, 2037	389,258	33,829
IFB Ser. 06-123, Class UI, IO,
3.481s, 2037	543,236	46,827
IFB Ser. 05-82, Class SY, IO,
3.471s, 2035	448,905	32,142
IFB Ser. 05-45, Class EW, IO,
3.461s, 2035	734,057	64,405
IFB Ser. 05-45, Class SR, IO,
3.461s, 2035	630,803	54,628
IFB Ser. 07-15, Class BI, IO, 3.441s, 2037	878,451	72,823
IFB Ser. 06-126, Class CS, IO,
3.441s, 2037	260,116	21,499
IFB Ser. 06-16, Class SM, IO,
3.441s, 2036	160,229	14,564
IFB Ser. 05-95, Class CI, IO, 3.441s, 2035	266,105	25,094
IFB Ser. 05-84, Class SG, IO,
3.441s, 2035	431,860	39,947
IFB Ser. 05-57, Class NI, IO, 3.441s, 2035	86,736	8,001
IFB Ser. 05-54, Class SA, IO,
3.441s, 2035	438,230	38,207
IFB Ser. 05-23, Class SG, IO,
3.441s, 2035	342,621	32,732
IFB Ser. 05-29, Class SX, IO,
3.441s, 2035	298,633	28,435
IFB Ser. 05-29, Class SY, IO,
3.441s, 2035	1,048,188	102,152
IFB Ser. 05-17, Class SA, IO,
3.441s, 2035	301,332	26,739
IFB Ser. 05-17, Class SE, IO,
3.441s, 2035	328,176	27,784
IFB Ser. 05-57, Class DI, IO, 3.441s, 2035	709,668	57,199
IFB Ser. 04-92, Class S, IO, 3.441s, 2034	949,148	73,559
IFB Ser. 06-104, Class EI, IO,
3.431s, 2036	367,614	37,550
IFB Ser. 05-83, Class QI, IO, 3.431s, 2035	79,304	8,583
IFB Ser. 06-128, Class GS, IO,
3.421s, 2037	200,366	17,278
IFB Ser. 06-114, Class IS, IO,
3.391s, 2036	191,990	15,605
IFB Ser. 06-116, Class LS, IO,
3.391s, 2036	81,235	7,565
IFB Ser. 04-92, Class SQ, IO,
3.391s, 2034	395,395	38,857
IFB Ser. 06-115, Class IE, IO,
3.381s, 2036	148,767	13,821
IFB Ser. 06-117, Class SA, IO,
3.381s, 2036	221,155	17,653
IFB Ser. 06-109, Class SH, IO,
3.361s, 2036	200,367	18,997
IFB Ser. 06-111, Class SA, IO,
3.361s, 2036	1,294,618	111,615

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)*cont.	amount	Value

Fannie Mae
IFB Ser. 06-104, Class SG, IO,
3.341s, 2036	$72,477	$5,700
IFB Ser. 07-W6, Class 4A2, IO,
3.341s, 2037	796,764	69,717
IFB Ser. 06-128, Class SC, IO,
3.341s, 2037	184,952	14,882
IFB Ser. 06-43, Class SI, IO, 3.341s, 2036	816,603	65,822
IFB Ser. 06-44, Class IS, IO, 3.341s, 2036	102,084	9,598
IFB Ser. 06-8, Class JH, IO, 3.341s, 2036	675,851	58,239
IFB Ser. 06-8, Class PS, IO, 3.341s, 2036	437,818	42,196
IFB Ser. 05-122, Class SG, IO,
3.341s, 2035	162,263	15,059
IFB Ser. 06-92, Class LI, IO, 3.321s, 2036	217,418	17,628
IFB Ser. 06-85, Class TS, IO,
3.301s, 2036	293,414	23,669
IFB Ser. 06-61, Class SE, IO, 3.291s, 2036	110,866	8,406
IFB Ser. 07-75, Class PI, IO, 3.281s, 2037	270,826	21,875
IFB Ser. 07-76, Class SA, IO,
3.281s, 2037	291,858	20,486
IFB Ser. 07-W7, Class 2A2, IO,
3.271s, 2037	624,627	56,180
IFB Ser. 07-88, Class MI, IO,
3.261s, 2037	181,126	11,748
IFB Ser. 08-10, Class AI, IO, 3.241s, 2038	726,105	36,164
IFB Ser. 07-116, Class IA, IO,
3.241s, 2037	947,490	80,537
IFB Ser. 07-103, Class AI, IO,
3.241s, 2037	1,049,837	89,866
IFB Ser. 07-1, Class NI, IO, 3.241s, 2037	601,090	49,172
IFB Ser. 03-124, Class ST, IO,
3.241s, 2034	132,979	8,836
IFB Ser. 07-15, Class NI, IO, 3.241s, 2022	296,712	22,075
IFB Ser. 07-106, Class SM, IO,
3.201s, 2037	516,553	40,915
IFB Ser. 08-3, Class SC, IO, 3.191s, 2038	99,096	8,648
IFB Ser. 07-109, Class XI, IO,
3.191s, 2037	193,159	13,016
IFB Ser. 07-109, Class YI, IO,
3.191s, 2037	233,592	18,132
IFB Ser. 07-W8, Class 2A2, IO,
3.191s, 2037	450,455	31,370
IFB Ser. 07-88, Class JI, IO, 3.191s, 2037	166,775	14,123
IFB Ser. 06-79, Class SH, IO,
3.191s, 2036	369,440	29,102
IFB Ser. 07-54, Class KI, IO, 3.181s, 2037	117,706	8,329
IFB Ser. 07-30, Class JS, IO, 3.181s, 2037	392,092	32,112
IFB Ser. 07-W2, Class 1A2, IO,
3.171s, 2037	205,331	18,795
IFB Ser. 07-106, Class SN, IO,
3.151s, 2037	261,115	20,214
IFB Ser. 07-54, Class IA, IO, 3.151s, 2037	209,879	16,628
IFB Ser. 07-54, Class IB, IO, 3.151s, 2037	209,879	16,628
IFB Ser. 07-54, Class IC, IO, 3.151s, 2037	209,879	16,628
IFB Ser. 07-54, Class ID, IO, 3.151s, 2037	209,879	16,628
IFB Ser. 07-54, Class IE, IO, 3.151s, 2037	209,879	16,628
IFB Ser. 07-54, Class IF, IO, 3.151s, 2037	311,821	25,982
IFB Ser. 07-54, Class NI, IO, 3.151s, 2037	189,026	14,402
IFB Ser. 07-54, Class UI, IO, 3.151s, 2037	261,127	20,068
IFB Ser. 07-109, Class AI, IO,
3.141s, 2037	961,341	78,061
IFB Ser. 07-91, Class AS, IO,
3.141s, 2037	176,232	13,800
IFB Ser. 07-91, Class HS, IO,
3.141s, 2037	187,125	15,957
IFB Ser. 07-15, Class CI, IO, 3.121s, 2037	724,787	57,086

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-123, Class BI, IO,
3.121s, 2037	$865,899	$67,303
IFB Ser. 06-115, Class JI, IO,
3.121s, 2036	524,796	42,981
IFB Ser. 07-109, Class PI, IO,
3.091s, 2037	260,224	19,108
IFB Ser. 06-123, Class LI, IO,
3.061s, 2037	349,537	27,814
IFB Ser. 08-1, Class NI, IO, 2.991s, 2037	458,560	34,392
IFB Ser. 07-116, Class BI, IO,
2.991s, 2037	868,487	65,137
IFB Ser. 08-01, Class AI, IO,
2.991s, 2037	1,241,400	99,936
IFB Ser. 08-10, Class GI, IO, 2.971s, 2038	165,243	12,770
IFB Ser. 08-13, Class SA, IO,
2.961s, 2038	1,151,934	85,755
IFB Ser. 08-1, Class HI, IO, 2.941s, 2037	578,840	45,433
IFB Ser. 07-39, Class AI, IO,
2.861s, 2037	363,230	27,824
IFB Ser. 07-32, Class SD, IO,
2.851s, 2037	248,126	21,110
IFB Ser. 07-30, Class UI, IO, 2.841s, 2037	203,168	17,240
IFB Ser. 07-32, Class SC, IO, 2.841s, 2037	330,555	24,027
IFB Ser. 07-1, Class CI, IO, 2.841s, 2037	237,151	17,228
IFB Ser. 05-74, Class SE, IO, 2.841s, 2035	829,601	58,305
IFB Ser. 05-14, Class SE, IO, 2.791s, 2035	369,001	34,238
IFB Ser. 05-58, Class IK, IO, 2.741s, 2035	337,414	29,412
IFB Ser. 08-1, Class BI, IO, 2.651s, 2038	1,486,790	93,356
IFB Ser. 07-75, Class ID, IO, 2.611s, 2037	226,816	15,477
Ser. 03-W10, Class 1, IO, 1.917s, 2043	894,163	70,322
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,939,459	130,453
Ser. 03-W17, Class 12, IO, 1.147s, 2033	926,375	27,247
Ser. 06-W3, Class 1AS, IO, 2.781s, 2046	747,247	46,255
Ser. 02-T18, IO, 0.514s, 2042	5,369,249	81,907
Ser. 02-T4, IO, 0.448s, 2041	298,140	3,772
Ser. 02-26, IO, 0.23s, 2048	13,491,725	87,907
Ser. 08-33, Principal only (PO),
zero %, 2038	95,363	65,562
Ser. 07-64, Class LO, PO, zero %, 2037	117,181	86,055
Ser. 04-38, Class AO, PO, zero %, 2034	353,330	240,264
Ser. 04-61, Class CO, PO, zero %, 2031	213,133	154,522
Ser. 07-15, Class IM, IO, zero %, 2009	221,035	83
Ser. 07-16, Class TS, IO, zero %, 2009	916,369	467
FRB Ser. 06-115, Class SN, zero %, 2036	112,911	96,243
FRB Ser. 05-65, Class ER, zero %, 2035	192,454	129,738
FRB Ser. 05-57, Class UL, zero %, 2035	173,119	121,575

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A5, 7 1/2s, 2042	34,542	37,752
Ser. T-60, Class 1A2, 7s, 2044	361,168	365,344
Ser. T-41, Class 2A, 6.984s, 2032	23,052	24,312
IFB Ser. T-56, Class 2ASI, IO,
4.841s, 2043	138,729	16,648

FFCA Secured Lending Corp.
Ser. 99-1A, Class C1, 7.59s, 2025	225,000	101,250

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.021s, 2039	79,530	79,132

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10, Class 2A1,
5.746s, 2035	156,756	94,053

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	223,248
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	92,703

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)*cont.	amount	Value

First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2, Class G,
7s, 2035	$285,000	$199,757

Freddie Mac
IFB Ser. 3339, Class WS, 13.247s, 2037	100,686	129,744
IFB Ser. 3339, Class JS, 13.016s, 2037	87,478	107,202
IFB Ser. 3153, Class SX, 10.313s, 2036	120,393	143,254
IFB Ser. 3202, Class HM, 10.312s, 2036	77,289	89,465
IFB Ser. 3182, Class PS, 10 1/4s, 2032	144,990	171,046
IFB Ser. 3182, Class SP, 10 1/4s, 2032	78,848	70,834
IFB Ser. 3153, Class JS, 10.163s, 2036	75,937	86,354
IFB Ser. 3081, Class DC, 8.516s, 2035	95,763	103,208
IFB Ser. 3211, Class SI, IO, 8.377s, 2036	105,995	41,138
IFB Ser. 3393, Class JS, 7.98s, 2032	116,999	115,782
IFB Ser. 2976, Class KL, 7.562s, 2035	187,629	195,276
IFB Ser. 2990, Class DP, 7.453s, 2034	156,150	164,709
IFB Ser. 3408, Class EK, 7.334s, 2037	381,302	387,963
IFB Ser. 3153, Class UT, 7.196s, 2036	79,194	79,211
IFB Ser. 3149, Class SU, 7.047s, 2036	76,627	73,346
IFB Ser. 3360, Class SC, 6.681s, 2037	135,897	137,739
IFB Ser. 3065, Class DC, 6.098s, 2035	158,950	153,730
IFB Ser. 248, IO, 5 1/2s, 2037	677,040	161,542
IFB Ser. 3012, Class FS, 5.406s, 2035	73,165	78,981
IFB Ser. 3031, Class BS, 5.256s, 2035	212,837	201,676
IFB Ser. 2990, Class LB, 5.22s, 2034	191,543	176,699
IFB Ser. 2990, Class WP, 5.192s, 2035	106,213	109,114
IFB Ser. 2927, Class SI, IO, 3.913s, 2035	254,518	28,993
IFB Ser. 2828, Class GI, IO, 2.913s, 2034	300,023	38,314
IFB Ser. 3184, Class SP, IO, 2.763s, 2033	279,141	25,941
IFB Ser. 2869, Class SH, IO, 2.713s, 2034	134,685	8,849
IFB Ser. 2869, Class JS, IO, 2.663s, 2034	637,986	52,070
IFB Ser. 2882, Class LS, IO, 2.613s, 2034	277,554	26,288
IFB Ser. 3203, Class SH, IO, 2.553s, 2036	159,385	15,704
IFB Ser. 2815, Class PT, IO, 2.463s, 2032	298,749	38,452
IFB Ser. 2594, Class SE, IO, 2.463s, 2030	235,588	18,701
IFB Ser. 2828, Class TI, IO, 2.463s, 2030	134,061	16,277
IFB Ser. 3397, Class GS, IO, 2.413s, 2037	168,940	14,893
IFB Ser. 3297, Class BI, IO, 2.173s, 2037	626,268	53,518
IFB Ser. 3287, Class SD, IO, 2.163s, 2037	250,583	21,158
IFB Ser. 3281, Class BI, IO, 2.163s, 2037	119,917	12,464
IFB Ser. 3281, Class CI, IO, 2.163s, 2037	273,919	31,881
IFB Ser. 3249, Class SI, IO, 2.163s, 2036	88,756	10,223
IFB Ser. 3028, Class ES, IO, 2.163s, 2035	713,295	66,885
IFB Ser. 2922, Class SE, IO, 2.163s, 2035	360,246	43,730
IFB Ser. 3045, Class DI, IO,2.143s, 2035	164,257	13,627
IFB Ser. 3236, Class ES, IO, 2.113s, 2036	183,892	17,510
IFB Ser. 3136, Class NS, IO, 2.113s, 2036	172,408	14,315
IFB Ser. 3118, Class SD, IO, 2.113s, 2036	578,922	47,625
IFB Ser. 3107, Class DC, IO, 2.113s, 2035	351,484	33,337
IFB Ser. 2927, Class ES, IO, 2.113s, 2035	198,163	12,219
IFB Ser. 2950, Class SM, IO, 2.113s, 2016	378,255	37,061
IFB Ser. 3256, Class S, IO, 2.103s, 2036	303,314	27,875
IFB Ser. 3031, Class BI, IO, 2.102s, 2035	145,339	20,783
IFB Ser. 3370, Class TS, IO, 2.083s, 2037	623,707	53,332
IFB Ser. 3244, Class SB, IO, 2.073s, 2036	172,359	17,826
IFB Ser. 3244, Class SG, IO, 2.073s, 2036	201,357	16,574
IFB Ser. 3236, Class IS, IO, 2.063s, 2036	311,855	25,915
IFB Ser. 3033, Class SG, IO, 2.063s, 2035	155,657	17,478
IFB Ser. 2962, Class BS, IO, 2.063s, 2035	859,259	63,070
IFB Ser. 3114, Class TS, IO, 2.063s, 2030	906,537	77,971
IFB Ser. 3128, Class JI, IO, 2.043s, 2036	158,732	13,794
IFB Ser. 2990, Class LI, IO, 2.043s, 2034	287,520	33,102
IFB Ser. 3240, Class S, IO, 2.033s, 2036	611,141	50,298
IFB Ser. 3153, Class JI, IO, 2.033s, 2036	306,412	20,683
IFB Ser. 3065, Class DI, IO, 2.033s, 2035	109,580	13,868
IFB Ser. 3145, Class GI, IO, 2.013s, 2036	129,932	11,941

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3114, Class GI, IO, 2.013s, 2036	$148,713	$12,484
IFB Ser. 3339, Class JI, IO, 2.003s, 2037	648,317	44,604
IFB Ser. 3218, Class AS, IO, 1.993s, 2036	219,192	17,299
IFB Ser. 3221, Class SI, IO, 1.993s, 2036	253,804	19,962
IFB Ser. 3153, Class UI, IO, 1.983s, 2036	478,679	46,730
IFB Ser. 3424, Class XI, IO, 1.983s, 2036	630,581	51,780
IFB Ser. 3202, Class PI, IO, 1.953s, 2036	699,441	55,093
IFB Ser. 3355, Class MI, IO, 1.913s, 2037	187,511	14,791
IFB Ser. 3201, Class SG, IO, 1.913s, 2036	318,679	26,588
IFB Ser. 3203, Class SE, IO, 1.913s, 2036	287,358	23,673
IFB Ser. 3238, Class LI, IO, 1.903s, 2036	318,710	28,403
IFB Ser. 3171, Class PS, IO, 1.898s, 2036	281,010	22,312
IFB Ser. 3366, Class SA, IO, 1.863s, 2037	592,179	46,496
IFB Ser. 3284, Class BI, IO, 1.863s, 2037	196,238	13,818
IFB Ser. 3260, Class SA, IO, 1.863s, 2037	214,334	15,353
IFB Ser. 3281, Class AI, IO, 1.843s, 2037	734,193	60,981
IFB Ser. 3311, Class EI, IO, 1.823s, 2037	214,263	18,905
IFB Ser. 3311, Class IA, IO, 1.823s, 2037	297,152	24,936
IFB Ser. 3311, Class IB, IO, 1.823s, 2037	297,152	24,936
IFB Ser. 3311, Class IC, IO, 1.823s, 2037	297,152	24,936
IFB Ser. 3311, Class ID, IO, 1.823s, 2037	297,152	24,936
IFB Ser. 3311, Class IE, IO, 1.823s, 2037	429,219	36,019
IFB Ser. 3311, Class PI, IO, 1.823s, 2037	420,127	37,037
IFB Ser. 3375, Class MS, IO, 1.813s, 2037	821,359	63,563
IFB Ser. 3240, Class GS, IO, 1.793s, 2036	363,586	29,539
IFB Ser. 3416, Class BI, IO, 1.663s, 2038	1,247,657	94,516
IFB Ser. 3339, Class TI, IO, 1.553s, 2037	349,750	27,539
IFB Ser. 3284, Class CI, IO, 1.533s, 2037	555,921	40,223
IFB Ser. 3016, Class SQ, IO, 1.523s, 2035	275,383	17,631
IFB Ser. 3397, Class SQ, IO, 1.383s, 2037	1,047,960	70,702
IFB Ser. 3424, Class UI, IO, 1.173s, 2037	438,079	28,537
Ser. 3327, Class IF, IO, zero %, 2037	144,675	32,552
Ser. 3300, PO, zero %, 2037	93,477	68,351
Ser. 2587, Class CO, PO, zero %, 2032	97,187	79,199
FRB Ser. 3241, Class FH, zero %, 2036	77,078	61,791
FRB Ser. 3130, Class JF, zero %, 2036	75,675	71,127
FRB Ser. 3326, Class WF, zero %, 2035	270,450	185,013
FRB Ser. 3003, Class XF, zero %, 2035	187,791	134,309

GE Capital Commercial Mortgage Corp.
144A
FRB Ser. 00-1, Class F, 7.514s, 2033	41,000	39,827
Ser. 07-C1, Class XC, IO, 0.066s, 2019	16,541,556	85,006

Government National
Mortgage Association
IFB Ser. 07-38, Class AS, 15.93s, 2037	240,269	311,393
IFB Ser. 07-44, Class SP, 14.1s, 2036	103,816	127,302
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	186,642	38,262
IFB Ser. 05-7, Class JM, 7.31s, 2034	176,954	181,603
IFB Ser. 05-84, Class SL, 5.938s, 2035	203,860	195,589
IFB Ser. 08-29, Class SA, IO,
3.503s, 2038	968,083	96,045
IFB Ser. 06-69, Class SI, IO, 3.103s, 2036	377,329	32,814
IFB Ser. 06-61, Class SM, IO,
3.103s, 2036	316,617	26,674
IFB Ser. 06-62, Class SI, IO, 3.103s, 2036	222,872	19,170
IFB Ser. 07-1, Class SL, IO, 3.083s, 2037	102,846	8,475
IFB Ser. 07-1, Class SM, IO, 3.073s, 2037	102,846	8,455
IFB Ser. 06-62, Class SA, IO, 3.063s, 2036	265,159	22,027
IFB Ser. 06-64, Class SB, IO, 3.063s, 2036	263,338	22,042
IFB Ser. 05-68, Class PU, IO, 3.023s, 2032	320,010	30,411
IFB Ser. 07-49, Class NY, IO, 2.823s, 2035	868,485	76,812
IFB Ser. 04-59, Class SC, IO, 2.731s, 2034	139,507	13,127
IFB Ser. 04-26, Class IS, IO, 2.731s, 2034	279,373	22,097
IFB Ser. 07-47, Class SA, IO, 2.631s, 2036	359,176	33,182
IFB Ser. 07-36, Class SW, IO, 2.623s, 2035	272,871	21,477

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-26, Class SG, IO, 2.573s, 2037	$333,402	$30,898
IFB Ser. 07-9, Class BI, IO, 2.543s, 2037	663,374	59,888
IFB Ser. 07-31, Class CI, IO, 2.533s, 2037	142,533	9,007
IFB Ser. 07-25, Class SA, IO, 2.523s, 2037	228,646	17,608
IFB Ser. 07-25, Class SB, IO, 2.523s, 2037	446,138	40,110
IFB Ser. 07-22, Class S, IO, 2.523s, 2037	185,366	17,439
IFB Ser. 07-11, Class SA, IO, 2.523s, 2037	176,969	13,044
IFB Ser. 07-14, Class SB, IO, 2.523s, 2037	168,483	13,508
IFB Ser. 06-69, Class SA, IO, 2.523s, 2036	725,907	49,262
IFB Ser. 05-84, Class AS, IO, 2.523s, 2035	544,667	59,084
IFB Ser. 07-40, Class SB, IO, 2.473s, 2037	730,075	55,335
IFB Ser. 07-51, Class SJ, IO, 2.473s, 2037	226,411	20,777
IFB Ser. 07-53, Class SY, IO, 2.458s, 2037	646,192	60,094
IFB Ser. 07-35, Class NY, IO, 2.431s, 2035	369,927	28,185
IFB Ser. 07-58, Class PS, IO, 2.423s, 2037	811,688	71,036
IFB Ser. 04-88, Class S, IO, 2.423s, 2032	307,968	19,236
IFB Ser. 07-59, Class PS, IO, 2.393s, 2037	176,175	14,695
IFB Ser. 07-59, Class SP, IO, 2.393s, 2037	95,230	8,079
IFB Ser. 06-38, Class SG, IO, 2.373s, 2033	672,921	52,822
IFB Ser. 07-26, Class SD, IO, 2.331s, 2037	326,006	25,689
IFB Ser. 07-53, Class SG, IO, 2.323s, 2037	128,509	8,605
IFB Ser. 07-51, Class SG, IO, 2.303s, 2037	1,103,090	64,968
IFB Ser. 08-3, Class SA, IO, 2.273s, 2038	396,285	30,769
IFB Ser. 07-79, Class SY, IO, 2.273s, 2037	892,099	60,752
IFB Ser. 07-64, Class AI, IO, 2.273s, 2037	305,159	23,975
IFB Ser. 07-53, Class ES, IO, 2.273s, 2037	187,219	11,346
IFB Ser. 08-2, Class SB, IO, 2.243s, 2038	1,251,586	86,845
IFB Ser. 07-10, Class SB, IO, 2.243s, 2037	2,034,613	179,289
IFB Ser. 08-4, Class SA, IO, 2.239s, 2038	1,953,295	134,131
IFB Ser. 07-9, Class DI, IO, 2.233s, 2037	334,312	19,882
IFB Ser. 07-57, Class QA, IO,
2.223s, 2037	450,244	34,448
IFB Ser. 07-58, Class SA, IO, 2.223s, 2037	1,266,145	86,455
IFB Ser. 07-58, Class SC, IO, 2.223s, 2037	338,643	23,464
IFB Ser. 07-59, Class SA, IO, 2.223s, 2037	1,355,125	102,991
IFB Ser. 07-61, Class SA, IO, 2.223s, 2037	242,963	18,752
IFB Ser. 07-53, Class SC, IO, 2.223s, 2037	200,714	13,640
IFB Ser. 06-26, Class S, IO, 2.223s, 2036	2,078,506	163,699
IFB Ser. 07-58, Class SD, IO, 2.213s, 2037	290,302	20,215
IFB Ser. 08-9, Class SK, IO, 2.203s, 2038	1,032,244	89,134
IFB Ser. 07-59, Class SD, IO, 2.193s, 2037	115,412	7,721
IFB Ser. 07-36, Class SG, IO, 2.193s, 2037	5,138,094	366,089
IFB Ser. 06-49, Class SA, IO, 2.183s, 2036	862,201	67,786
IFB Ser. 07-48, Class SB, IO, 2.181s, 2037	264,347	19,026
IFB Ser. 07-74, Class SI, IO, 2.101s, 2037	390,549	32,577
IFB Ser. 07-17, Class AI, IO, 2.081s, 2037	753,900	59,750
IFB Ser. 05-65, Class SI, IO, 2.073s, 2035	155,437	12,629
IFB Ser. 07-78, Class SA, IO, 2.061s, 2037	658,088	48,965
IFB Ser. 08-2, Class SM, IO, 2.031s, 2038	959,858	73,084
IFB Ser. 07-9, Class AI, IO, 2.031s, 2037	276,959	20,630
IFB Ser. 06-16, Class SX, IO, 2.013s, 2036	729,224	59,140
IFB Ser. 07-17, Class IB, IO, 1.973s, 2037	147,181	10,940
IFB Ser. 06-10, Class SM, IO, 1.973s, 2036	1,558,716	124,750
IFB Ser. 06-14, Class S, IO, 1.973s, 2036	268,490	18,482
IFB Ser. 05-57, Class PS, IO, 1.973s, 2035	449,386	38,698
IFB Ser. 06-11, Class ST, IO, 1.963s, 2036	170,048	13,810
IFB Ser. 08-40, Class SA, IO, 1.931s, 2038	2,495,175	191,036
IFB Ser. 07-26, Class SW, IO,
1.923s, 2037	1,314,238	87,524
IFB Ser. 07-27, Class SD, IO, 1.923s, 2037	164,827	11,028
IFB Ser. 07-19, Class SJ, IO, 1.923s, 2037	279,773	17,435
IFB Ser. 07-23, Class ST, IO, 1.923s, 2037	355,175	21,367
IFB Ser. 07-9, Class CI, IO, 1.923s, 2037	434,209	33,483
IFB Ser. 07-7, Class EI, IO, 1.923s, 2037	166,163	10,339
IFB Ser. 07-7, Class JI, IO, 1.923s, 2037	468,002	30,420

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 07-1, Class S, IO, 1.923s, 2037	$366,565	$22,912
IFB Ser. 07-3, Class SA, IO, 1.923s, 2037	349,871	21,810
IFB Ser. 05-17, Class S, IO, 1.903s, 2035	370,753	31,425
IFB Ser. 05-71, Class SA, IO, 1.891s, 2035	660,060	51,283
IFB Ser. 05-3, Class SN, IO, 1.823s, 2035	1,012,311	83,081
IFB Ser. 07-25, Class KS, IO, 1.731s, 2037	304,214	27,238
IFB Ser. 07-21, Class S, IO, 1.731s, 2037	378,068	24,783
IFB Ser. 04-41, Class SG, IO,
1.723s, 2034	995,080	43,715
IFB Ser. 07-31, Class AI, IO, 1.711s, 2037	231,242	15,425
IFB Ser. 07-62, Class S, IO, 1.681s, 2037	445,603	32,071
IFB Ser. 07-43, Class SC, IO, 1.631s, 2037	245,067	15,485
FRB Ser. 07-49, Class UF, zero %, 2037	37,379	24,197
FRB Ser. 07-33, Class TB, zero %, 2037	453,829	346,627
FRB Ser. 07-35, Class UF, zero %, 2037	57,778	38,621
FRB Ser. 07-6, Class TD, zero %, 2037	444,178	381,612

Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 3.271s, 2045	418,599	9,837

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	170,000	135,700
Ser. 06-GG6, Class A2, 5.506s, 2038	272,000	252,416

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	99,000	83,972
Ser. 06-GG8, Class X, IO, 0.671s, 2039	2,044,832	42,737
Ser. 03-C1, Class X1, IO, 0.24s, 2040	4,854,174	89,513

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.131s, 2037	687,683	460,748

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 3.369s, 2037	365,531	295,423

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.306s, 2036	114,542	68,926
FRB Ser. 07-AR15, Class 1A1,
6.212s, 2037	381,556	244,196
FRB Ser. 07-AR9, Class 2A1,
6.039s, 2037	386,491	243,490
FRB Ser. 05-AR31, Class 3A1,
5.636s, 2036	809,139	501,666
FRB Ser. 07-AR11, Class 1A1,
5.628s, 2037	363,051	199,678
FRB Ser. 05-AR5, Class 4A1,
5.488s, 2035	323,456	199,184

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.066s, 2036	287,089	179,423
FRB Ser. 06-A1, Class 5A1, 5.94s, 2036	268,137	175,630
FRB Ser. 06-A6, Class 1A1, 3.419s, 2036	180,118	97,233

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.062s, 2051	14,000	8,434
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	72,000	56,905
Ser. 07-CB20, Class A3, 5.863s, 2051	422,000	329,695
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	213,000	163,584
Ser. 06-CB15, Class A4, 5.814s, 2043	317,000	253,133
Ser. 07-CB20, Class A4, 5.794s, 2051	276,000	208,444
Ser. 06-CB14, Class A4, 5.481s, 2044	68,000	55,163
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	35,635
Ser. 06-LDP8, Class X, IO, 0.573s, 2045	2,716,535	70,801
Ser. 06-CB17, Class X, IO, 0.513s, 2043	2,417,976	52,132
Ser. 07-LDPX, Class X, IO, 0.347s, 2049	4,782,886	60,551
Ser. 06-CB16, Class X1, IO, 0.093s, 2045	3,094,860	33,769
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	47,998,579	30,239

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-LDP1, Class X1, IO,
0.153s, 2046 F	$1,334,436	$8,924
Ser. 07-CB20, Class X1, IO, 0.074s, 2051	8,324,810	61,104

LB Commercial Conduit Mortgage Trust
144A Ser. 98-C4, Class J, 5.6s, 2035	119,000	104,607

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	128,000	104,522
Ser. 07-C2, Class XW, IO, 0.536s, 2040	1,053,708	26,655
Ser. 07-C7, Class XW, IO, 0.374s, 2045	2,976,651	55,996

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	1,745,533	54,338
Ser. 03-C5, Class XCL, IO, 0.256s, 2037	1,238,403	23,949
Ser. 05-C2, Class XCL, IO, 0.167s, 2040	5,876,073	46,446
Ser. 06-C1, Class XCL, IO, 0.086s, 2041	12,326,477	98,617
Ser. 06-C7, Class XCL, IO, 0.082s, 2038	3,199,977	40,010
Ser. 07-C7, Class XCL, IO, 0.08s, 2045	1,257,430	10,173
Ser. 07-C2, Class XCL, IO, 0.077s, 2040	9,057,895	83,883

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A FRB Ser. 04-LLFA,
Class H, 5.51s, 2017	66,000	46,200

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 21.368s, 2036	65,201	78,646
IFB Ser. 07-5, Class 4A3, 20.528s, 2037	136,081	129,277
IFB Ser. 07-4, Class 3A2, IO, 3.941s, 2037	226,174	19,908
IFB Ser. 06-5, Class 2A2, IO, 3.891s, 2036	479,855	38,388
IFB Ser. 07-4, Class 2A2, IO, 3.411s, 2037	901,865	72,149
IFB Ser. 06-9, Class 2A2, IO, 3.361s, 2037	654,884	47,881
IFB Ser. 06-6, Class 1A3, IO, 3.241s, 2036	1,051,891	82,836
IFB Ser. 07-5, Class 10A2, IO, 3.081s, 2037	440,696	34,154

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class H, 6.601s,
2040 (Canada)	156,000	34,320

MASTR Adjustable Rate Mortgages Trust
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	224,000	182,800
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	145,382	1,045
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	395,136	1,358

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	240,407	158,293

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0 1/8s, 2049	6,018,006	74,261

Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.06s, 2022	270,899	238,391
Ser. 06-1, Class X1A, IO, 1.515s, 2022	4,718,788	24,726

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.876s, 2030	49,000	49,208
FRB Ser. 05-A9, Class 3A1, 5.276s, 2035	330,945	244,899

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	118,000	98,811
FRB Ser. 07-C1, Class A4, 5.829s, 2050	127,000	96,228

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	503,000	418,748
FRB Ser. 07-8, Class A2, 5.92s, 2049 F	205,000	198,597
Ser. 07-9, Class A4, 5.748s, 2049	1,000,000	767,477

Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 06-3, Class XC, IO, 0.113s, 2046	4,054,032	45,715
Ser. 07-7, Class X, IO, 0.019s, 2050	16,846,586	35,271

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.867s, 2017	217,778	31,970

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (47.4%)* cont.		amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		$256,000	$248,819
FRB Ser. 08-T29, Class A3, 6.28s, 2043		69,000	54,172
FRB Ser. 06-IQ11, Class A4, 5.772s, 2042		317,000	283,496
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		122,000	76,665
Ser. 05-HQ6, Class A4A, 4.989s, 2042		293,000	237,400
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	123,760

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		360,000	90,000
Ser. 07-HQ13, Class X1, IO, 0.671s, 2044		4,967,388	117,379
Ser. 05-HQ5, Class X1, IO, 0.094s, 2042		1,936,401	10,979

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.973s, 2035		322,771	193,663

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.113s, 2030		78,000	70,200

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034		33,341	33,347

Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.917s, 2033
(United Kingdom)		266,000	219,873

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 4.833s, 2033
(United Kingdom)		323,000	287,147

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	55,715
Ser. 00-C2, Class J, 6.22s, 2033		76,000	54,340

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		460,550	306,266
IFB Ser. 07-A3, Class 2A2, IO,
3.431s, 2037		896,796	65,018

Residential Mortgage Securities 144A
FRB Ser. 20A, Class B1A, 6.509s, 2038
(United Kingdom)	GBP	34,482	30,602

Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.666s, 2036		$683,967	27,065

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		708,849	411,132
FRB Ser. 06-9, Class 1A1, 5.715s, 2036		127,376	79,470
Ser. 05-9, Class AX, IO, 1.409s, 2035		1,497,988	27,518
Ser. 04-19, Class 2A1X, IO,
1.205s, 2035		551,539	7,335

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.01s, 2037		1,613,527	104,879
Ser. 07-4, Class 1A4, IO, 1s, 2037		1,613,527	34,141

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 2.577s, 2037		952,020	46,459

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.166s,
2014 (Ireland)	GBP	46,127	63,192
FRB Ser. 05-CT1A, Class D, 6.988s,
2014 (Ireland)	GBP	102,358	116,590

Ursus EPC 144A FRB Ser. 1-A, Class D,
6.939s, 2012 (Ireland)	GBP	54,779	73,234

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3,
5.903s, 2051		$395,000	306,567
Ser. 07-C30, Class A3, 5.246s, 2043		4,090,000	3,551,122
Ser. 04-C15, Class A4, 4.803s, 2041		226,000	181,670
Ser. 07-C34, IO, 0.356s, 2046		2,291,261	36,042

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (47.4%)* cont.	amount	Value

Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 7.86s, 2018	$100,000	$80,000
Ser. 07-C31, IO, 0.261s, 2047	8,202,491	88,505
Ser. 06-C27, Class XC, IO, 0.078s, 2045	3,534,249	19,438

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	87,000	38,115
Ser. 06-SL1, Class X, IO, 0.936s, 2043	432,249	13,529
Ser. 07-SL2, Class X, IO, 0.851s, 2049	1,337,887	37,193

WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1, Class A,
4.229s, 2034	31,419	25,449

WAMU Mortgage Pass-Through
Certificates 144A Ser. 04-RP1, Class 1S,
IO, 2.85s, 2034	542,866	46,192

Wells Fargo Mortgage Backed Securities
Trust Ser. 05-AR12, Class 2A5,
4.345s, 2035	2,150,000	1,560,430

Total collateralized mortgage obligations
(cost $64,233,804)		$60,333,420

CORPORATE BONDS	Principal
AND NOTES (19.8%)*	amount	Value

Basic materials (0.8%)
ArcelorMittal 144A notes 6 1/8s, 2018
(Luxembourg)	$85,000	$58,569

BHP Billton Finance USA, Ltd. company
guaranty unsec. notes 5.4s, 2017 (Australia)	45,000	36,204

BHP Billton Finance USA, Ltd. company
guaranty unsec. notes 5 1/8s, 2012
(Australia)	25,000	24,064

Domtar Corp. company guaranty Ser.*,
7 7/8s, 2011 (Canada)	25,000	21,500

Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009	165,000	167,399

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	115,000	89,988

International Paper Co. bonds 7.95s, 2018	40,000	32,396

International Paper Co. bonds 7.4s, 2014	10,000	8,438

Monsanto Co. company guaranty sr. unsec.
notes 5 7/8s, 2038	25,000	20,945

Monsanto Co. sr. unsec. unsub. notes
5 1/8s, 2018	20,000	17,591

Mosaic Co. (The) 144A sr. unsec. unsub.
notes 7 5/8s, 2016	60,000	52,396

Rhodia SA 144A company guaranty
unsec. sr. notes 8.068s, 2013 (France) EUR	645,000	532,738

		1,062,228
Capital goods (0.7%)
Bombardier, Inc. 144A unsec. notes
6 3/4s, 2012 (Canada)	$375,000	320,625

Eaton Corp. notes 5.6s, 2018	65,000	57,841

Parker Hannifin Corp. sr. unsec. unsub.
notes 5 1/2s, 2018	80,000	70,131

Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	255,000	257,252

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	110,000	94,878

United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	45,000	40,642

		841,369

CORPORATE BONDS		Principal
AND NOTES (19.8%)* cont.		amount	Value

Communication services (1.0%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		$100,000	$101,708

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031		31,000	28,835

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011		385,000	384,187

AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018		85,000	72,220

British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)		140,000	121,183

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)		105,000	93,759

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)		155,000	130,823

Telefonica Europe BV company guaranty
7 3/4s, 2010 (Netherlands)		150,000	145,214

Verizon Communications, Inc. sr. unsec.
unsub. notes 8.95s, 2039		80,000	77,613

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018		50,000	49,679

Wind Aquisition Finance SA notes
9 3/4s, 2015 (Netherlands)	EUR	80,000	77,556

			1,282,777
Conglomerates (—%)
Honeywell International, Inc. sr. unsec.
notes 5.3s, 2018		$50,000	43,722

			43,722
Consumer cyclicals (2.0%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		175,000	140,000

DaimlerChrysler NA Holding Corp.
company guaranty unsec. notes 7.2s, 2009		40,000	37,131

DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011		155,000	124,120

Mohawk Industries, Inc. sr. unsec. notes
6 1/8s, 2016		575,000	504,423

Pulte Homes, Inc. company guaranty
7 7/8s, 2011		168,000	142,380

Starwood Hotels & Resorts
Worldwide, Inc. company guaranty
7 7/8s, 2012		1,740,000	1,517,973

Vulcan Materials Co. sr. unsec. unsub.
notes 5.6s, 2012		65,000	64,157

			2,530,184
Consumer staples (2.4%)
Cadbury Schweppes US Finance LLC
144A company guaranty sr. unsec. notes
5 1/8s, 2013		560,000	500,484

Campbell Soup Co. debs. 8 7/8s, 2021		50,000	59,197

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017		20,000	19,527

Comcast Corp. company guaranty
5.9s, 2016		155,000	133,389

Comcast Corp. company guaranty
sr. unsec. unsub. notes 6.95s, 2037		75,000	61,154

Comcast Corp. unsec. bonds 6.4s, 2038		65,000	49,715

ConAgra Foods, Inc. unsec. notes
7 7/8s, 2010		70,000	69,660

Cox Communications, Inc. 144A notes
5 7/8s, 2016		30,000	24,822

CORPORATE BONDS	Principal
AND NOTES (19.8%)* cont.	amount	Value

Consumer staples cont.
CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	$60,004	$60,290

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	50,959

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	1,705,000	1,491,938

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	80,000	70,100

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	135,000	116,746

Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	75,000	72,042

Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	160,000	106,198

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	105,000	86,906

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	45,000	38,762

		3,011,889
Energy (0.3%)
Enterprise Products Operating, LLC
company guaranty sr. notes 6 1/2s, 2019	100,000	81,009

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	98,590

EOG Resources, Inc. sr. unsec. notes
5 7/8s, 2017	55,000	48,622

Nexen, Inc. unsec. unsub. notes 6.4s,
2037 (Canada)	15,000	10,231

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	30,000	23,315

XTO Energy, Inc. sr. unsec. notes
6 3/4s, 2037	85,000	62,992

XTO Energy, Inc. sr. unsec. notes
5 1/2s, 2018	55,000	42,877

XTO Energy, Inc. sr. unsec. unsub. notes
6 1/2s, 2018	65,000	54,432

		422,068
Financials (4.5%)
American International Group, Inc.
sr. unsec. Ser. G, 5.85s, 2018	230,000	82,800

ANZ National International Ltd.
144A bank guaranty sr. unsec.
note 6.2s, 2013 (New Zealand)	240,000	216,609

Bank of New York Mellon Corp. (The)
sr. unsec. unsub. notes Ser. G, 4.95s, 2012	15,000	14,474

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 5.323s, 2027	160,000	117,469

Barclays Bank PLC 144A sub. bonds FRB
7.7s, 2049 (United Kingdom)	330,000	205,953

Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	115,000	113,477

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	230,000	216,524

Berkshire Hathaway Finance Corp. 144A
company guaranty sr. notes 5.4s, 2018	105,000	94,907

Bosphorus Financial Services, Ltd. 144A
sec. sr. notes FRN 4.604s, 2012
(Cayman Islands)	240,625	232,783

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 3.097s, 2009	60,000	56,706

Chubb Corp. (The) sr. notes 6 1/2s, 2038	40,000	30,499

CIT Group, Inc. sr. notes 5s, 2014	15,000	7,807

CORPORATE BONDS		Principal
AND NOTES (19.8%)* cont.		amount	Value

Financials cont.
Citigroup, Inc. sr. notes 6 1/2s, 2013		$315,000	$298,607

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018		85,000	72,818

Citigroup, Inc. sub. notes 5s, 2014		110,000	86,951

Deutsche Bank AG/London notes 4 7/8s,
2013 (Germany)		330,000	307,520

Duke Realty LP sr. unsec. notes
6 1/4s, 2013 R		65,000	58,309

Fleet Capital Trust V bank guaranty FRN
3.764s, 2028		135,000	100,611

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 3.003s, 2016		145,000	110,988

General Electric Capital Corp. sr. unsec.
notes 5 7/8s, 2038		150,000	107,001

General Electric Capital Corp.
144A sub. notes FRN 4 5/8s, 2066	EUR	90,000	63,798

Genworth Financial, Inc. sr. unsec. Ser.
MTN, 6.515s, 2018		$540,000	260,550

Genworth Life Institutional Funding Trust
notes Ser. MTN, 5 7/8s, 2013		60,000	41,380

Goldman Sachs Group, Inc. (The) sub.
notes 6 3/4s, 2037		30,000	19,590

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017		60,000	42,616

HSBC Bank USA NA sub. notes 7s, 2039		330,000	290,947

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)		320,000	252,321

iStar Financial, Inc. sr. unsec. notes Ser. B,
4 7/8s, 2009 R		25,000	20,750

JPMorgan Chase & Co. notes 6.4s, 2038		30,000	25,755

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058		190,000	95,710

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012		140,000	141,099

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014		75,000	69,860

Merrill Lynch & Co., Inc. jr. sub. bonds
7 3/4s, 2038		80,000	65,776

Merrill Lynch & Co., Inc. notes 5.45s, 2013		125,000	111,980

Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 3.735s, 2011		35,000	29,600

MetLife Capital Trust X 144A collateral
trust FRB 9 1/4s, 2068		300,000	183,727

Monumental Global Funding, Ltd. 144A
notes 5 1/2s, 2013 (Cayman Islands)		105,000	99,554

Morgan Stanley & Co. sr. unsec. notes
Ser. MTN, 5 3/4s, 2016		100,000	77,998

Nationwide Financial Services, Inc. notes
5 5/8s, 2015		35,000	35,575

Pacific Life Global Funding 144A notes
5.15s, 2013		95,000	96,422

Protective Life Secured Trusts sr. sec.
notes 5.45s, 2012		40,000	35,742

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		170,000	128,609

Simon Property Group LP sr. unsec. notes
6 1/8s, 2018 R		80,000	53,947

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		90,000	70,438

Travelers Cos., Inc. (The) sr. unsec. notes
5.8s, 2018		25,000	20,912

CORPORATE BONDS		Principal
AND NOTES (19.8%)* cont.		amount	Value

Financials cont.
Unitrin, Inc. sr. notes 6s, 2017		$50,000	$41,664

VTB Capital SA (Vneshtorgbank) loan
participation notes stepped-coupon 6.315s
(7.815s, 2/4/10), 2015 †† (Luxembourg)		160,000	120,000

VTB Capital SA 144A notes 6 7/8s, 2018
(Luxembourg)		459,000	257,040

VTB Capital SA 144A sec. notes 6.609s,
2012 (Luxembourg)		450,000	302,342

Wachovia Corp. sr. unsec. notes Ser.
MTN, 5 1/2s, 2013		105,000	98,579

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049		105,000	102,900

			5,789,994
Government (3.7%)
European Investment Bank supranational
bank bonds sr. unsec. 3 1/2s, 2014
(Luxembourg)	CHF	700,000	636,650

Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany)	EUR	1,500,000	1,987,850

Oester Postspark Bawag foreign
government guaranty Ser. EMTN,
3 1/4s, 2011 (Austria)	CHF	2,375,000	2,094,043

			4,718,543
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037		$245,000	174,058

GlaxoSmith Kline Capital Inc, company
guaranty sr. notes 5.65s, 2018		175,000	155,087

UnitedHealth Group, Inc. sr. unsec. notes
5.8s, 2036		85,000	51,902

			381,047
Technology (1.3%)
Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017		60,000	45,844

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6 1/8s, 2012		60,000	52,836

Lexmark International Inc, sr. unsec. notes
5.9s, 2013		105,000	103,879

Tyco Electronics Group SA sr. unsec.
unsub. note company quaranty 5.95s,
2014 (Luxembourg)		120,000	109,258

Xerox Corp. sr. unsec. notes 6.35s, 2018		90,000	65,952

Xerox Corp. sr. unsec. notes 5 1/2s, 2012		1,625,000	1,262,942

			1,640,711
Transportation (0.1%)
Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)		25,000	21,749

Union Pacific Corp. sr. unsec. notes
7 7/8s, 2019		20,000	19,669

United AirLines, Inc. pass-through
certificates 6.636s, 2022		47,573	28,544

			69,962
Utilities and power (2.7%)
Abu Dhabi National Energy Co. 144A sr.
notes 5.62s, 2012 (United Arab Emirates)		215,000	193,072

American Water Capital Corp. sr. unsec.
bonds 6.593s, 2037		35,000	23,179

American Water Capital Corp. sr. unsec.
bonds 6.085s, 2017		40,000	30,919

Arizona Public Services Co. notes
6 1/2s, 2012		25,000	23,022

CORPORATE BONDS		Principal
AND NOTES (19.8%)* cont.		amount	Value

Utilities and power cont.
Beaver Valley II Funding debs. 9s,2017		$95,000	$100,918

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034		110,000	107,912

CMS Energy Corp. unsub. notes
6.55s, 2017		5,000	3,838

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018		70,000	57,433

Consumers Energy Co. 1st mtge. sec.
bond 6 1/8s, 2019		120,000	95,542

Consumers Energy Co. 1st mtge. sec.
bonds 5.65s, 2018		50,000	38,870

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017		215,000	178,690

Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018		90,000	78,375

E.ON International Finance BV 144A
notes 5.8s, 2018 (Netherlands)		255,000	217,692

Fortum OYJ sr. unsecd. notes Ser. 14,
Class EMTN, 4 1/2s, 2016 (Finland)	EUR	255,000	291,823

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016		$20,000	16,700

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018		125,000	109,488

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	37,395

Nevada Power Co. notes 6 1/2s, 2018		195,000	165,823

Oncor Electric Delivery Co. 144A
1st mtge. sec. bond 5.95s, 2013		165,000	151,242

Pacific Gas & Electric Co. sr. notes
8 1/4s, 2018		30,000	30,572

Public Service Co. of Colorado 1st mtge.
sec. bond 5.8s, 2018		70,000	62,013

Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009		150,000	150,404

Rockies Express Pipeline, LLC 144A
sr. notes 7 1/2s, 2038		190,000	142,038

Southern California Edison Co. 1st mtge.
sr. sec. bond 5 1/2s, 2018		80,000	70,467

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013		140,000	127,168

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes
6.2s, 2018		75,000	60,313

TransAlta Corp. sr. unsec. notes 6.65s,
2018 (Canada)		145,000	125,727

TransCanada Pipelines, Ltd. sr. unsec.
unsub. notes 6 1/2s, 2018 (Canada)		30,000	25,256

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019		45,000	38,643

Veolia Environnement sr. unsub. notes
Ser. EMTN, 5 3/8s, 2018 (France)	EUR	505,000	548,820

West Penn Power Co. 1st mtge.
5.95s, 2017		$170,000	138,492

			3,441,846
Total corporate bonds and notes
(cost $28,549,416)			$25,236,340

FOREIGN GOVERNMENT BONDS	Units/Principal
AND NOTES (18.1%)*		amount	Value

Austria (Republic of)
notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,609,573

Brazil (Federal Republic of) notes
zero %, 2012	BRL	837	340,279

Canada (Government of) bonds
5 3/4s, 2033	CAD	750,000	751,704

Denmark (Kingdom of) bonds 6s, 2009	DKK	9,640,000	1,681,205

France (Government of) bonds 4s, 2013	EUR	63	82

Italy (Republic of) unsub. notes Ser. 11,
Tranche 1, 3 1/8s, 2010	CHF	1,900,000	1,674,741

Japan (Government of) 30 yr bonds
Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,124,743

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	71,168,000	611,392

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	769,296,000	6,667,336

Netherlands (Government of) bonds
5s, 2012	EUR	4,500,000	6,049,712

Sweden (Government of) debs.
Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	545,834

Turkey (Republic of) bonds 16s, 2012	TRY	125,000	66,667

United Kingdom treasury bonds
4 1/4s, 2036	GBP	610,000	924,845

Total foreign government bonds and notes
(cost $21,977,640)			$23,048,113

ASSET-BACKED	Principal
SECURITIES (7.1%)*	amount	Value

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 3.409s, 2036	$56,000	$28,280

Asset Backed Funding Corp. NIM Trust
144A FRB Ser. 05-OPT1, Class B1,
5.759s, 2035	32,049	492

BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M,
6.9s, 2028	19,000	18,124

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	82,000	77,118

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6,
6.509s, 2034	78,443	49,799
FRB Ser. 06-EC1, Class M9,
5.259s, 2035	93,372	1,867

Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10,
5.509s, 2036	95,107	653

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	245,687	106,752
Ser. 00-A, Class A2, 7.575s, 2030	52,437	22,468
Ser. 99-B, Class A-5, 7.44s, 2020	150,637	61,047
Ser. 99-B, Class A4, 7.3s, 2016	149,355	59,720
Ser. 99-B, Class A3, 7.18s, 2015	238,456	97,156

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-HE4, Class M11, 5.759s, 2035	45,616	4,562

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	276,236	28,645
Ser. 00-4, Class A6, 8.31s, 2032	693,548	402,645
Ser. 00-5, Class A7, 8.2s, 2032	192,000	106,593
Ser. 00-1, Class A5, 8.06s, 2031	126,012	66,476
Ser. 00-4, Class A5, 7.97s, 2032	43,119	24,520
Ser. 00-5, Class A6, 7.96s, 2032	95,638	58,900

ASSET-BACKED		Principal
SECURITIES (7.1%)* cont.		amount	Value

Conseco Finance Securitizations Corp.
Ser. 01-4, Class A4, 7.36s, 2033		$238,530	$167,998
Ser. 00-6, Class A5, 7.27s, 2031		30,941	20,097
Ser. 01-1, Class A5, 6.99s, 2032		354,732	223,029
FRB Ser. 02-1, Class M1A, 5.77s, 2033		418,000	302,480

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 3.649s, 2034		86,575	69,260

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034		11,121	778

DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031		179,000	129,730

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
3.409s, 2036		87,000	50,095

Fremont Home Loan Trust FRB Ser. 05-E,
Class 2A4, 3.589s, 2036		124,000	85,560

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.666s,
2043 (United Kingdom)	GBP	217,605	318,999
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	455,000	540,113

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,860	155,972
Ser. 94-4, Class B2, 8.6s, 2019		82,718	35,271
Ser. 99-5, Class A5, 7.86s, 2030		1,100,681	679,060
Ser. 95-4, Class B1, 7.3s, 2025		84,541	75,820
Ser. 97-6, Class M1, 7.21s, 2029		14,000	6,396
Ser. 93-3, Class B, 6.85s, 2018		4,895	4,034
Ser. 99-3, Class A7, 6.74s, 2031		280,000	227,195
Ser. 99-3, Class A6, 6 1/2s, 2031		2,456	2,456
Ser. 99-1, Class A6, 6.37s, 2025		22,000	21,610
Ser. 99-1, Class A5, 6.11s, 2023		36,374	36,252

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		930,973	584,432

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011 F		170,180	155,713

Guggenheim Structured Real Estate
Funding, Ltd. 144A FRB Ser. 05-1A,
Class E, 5.059s, 2030 (Cayman Islands)		56,488	36,717

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.303s, 2036
(Cayman Islands)		153,487	61,395

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 3.589s, 2036		63,000	36,855

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,118,825	749,613
IFB Ser. 07-3, Class 4B, IO, 3.483s, 2037		312,651	21,797
FRB Ser. 07-6, Class 2A1, 3.469s, 2037		581,463	310,898

LNR CDO, Ltd. 144A FRB Ser. 02-1A,
Class FFL, 6.025s, 2037 (Cayman Islands)		300,000	120,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F		369,972	240,482

Long Beach Mortgage Loan Trust FRB
Ser. 06-4, Class 2A4, 3.519s, 2036		59,000	28,263

Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.78s, 2039
(United Kingdom)	GBP	200,000	286,892

Marriott Vacation Club Owner Trust
144A Ser. 04-1A, Class C, 5.265s, 2026		$13,706	10,375

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035		9,884	395

ASSET-BACKED	Principal
SECURITIES (7.1%)* cont.	amount	Value

Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 6.459s, 2034	$16,317	$2,447

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.419s, 2036	74,000	55,500
FRB Ser. 06-2, Class A2C, 3.409s, 2036	74,000	52,905

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	83,609	37,167
Ser. 99-D, Class A1, 7.84s, 2029	206,516	125,933
Ser. 00-A, Class A2, 7.765s, 2017	30,902	23,980
Ser. 00-D, Class A4, 7.4s, 2030	309,000	134,059
Ser. 02-B, Class A4, 7.09s, 2032	84,067	72,555
Ser. 01-D, Class A4, 6.93s, 2031	176,413	95,116
Ser. 98-A, Class M, 6.825s, 2028	12,000	9,114
Ser. 01-E, Class A4, 6.81s, 2031	11,114	6,848
Ser. 01-C, Class A2, 5.92s, 2017	100,276	50,730
Ser. 01-D, Class A3, 5.9s, 2022	60,275	32,195
Ser. 02-C, Class A1, 5.41s, 2032	267,376	176,284
Ser. 01-E, Class A2, 5.05s, 2019	255,066	159,017
Ser. 02-A, Class A2, 5.01s, 2020	131,174	77,849

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	57,493	37,353

Ocean Star PLC 144A FRB Ser. 05-A,
Class E, 7.404s, 2012 (Ireland)	53,000	33,984

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
3.389s, 2036	114,000	63,840

Permanent Financing PLC FRB Ser. 4,
Class 3C, 3.617s, 2042 (United Kingdom)	177,000	170,343

ASSET-BACKED	Principal
SECURITIES (7.1%)* cont.	amount	Value

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.816s, 2011
(United Kingdom)	$120,000	$104,100
FRB Ser. 04-2A, Class C, 3.699s, 2011
(United Kingdom)	100,000	81,820

Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 6.009s, 2035 F	50,922	5

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	30,709	1

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
3.469s, 2036	125,000	47,500

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
3.429s, 2036	59,000	35,990
FRB Ser. 06-3, Class A3, 3.419s, 2036	25,000	20,201

Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
5.759s, 2035	42,000	840

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
3.519s, 2036	59,000	11,439

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 4.919s, 2015 F	400,132	186,741

TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s, 2037	188,000	132,558

Total asset-backed securities (cost $13,440,281)		$9,050,263

PURCHASED OPTIONS OUTSTANDING (1.3%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	$7,418,000	$2,522

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	6,600,000	257,664

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	9,000,000	216,270

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate
of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	7,418,000	225,136

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate
of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	6,600,000	369,138

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate
of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	9,000,000	641,070

Total purchased options outstanding (cost $1,548,556)			$1,711,800

SENIOR LOANS (0.9%)* [c]	Principal amount	Value

Basic materials (—%)

Aleris International, Inc. bank term loan FRN Ser. B, 6.313s, 2013	$17,864	$11,433

Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.689s, 2013	25,764	21,298

NewPage Holding Corp. bank term loan FRN 7s, 2014	26,798	21,543

		54,274
Capital goods (0.1%)
Allied Waste Industries, Inc. bank term loan FRN 6.82s, 2012	25,561	24,251

Allied Waste Industries, Inc. bank term loan FRN 5.44s, 2012	35,768	33,935

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 3.562s, 2014	1,446	920

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 5.762s, 2014	24,691	15,714

Polypore, Inc. bank term loan FRN Ser. B, 6.03s, 2014	26,796	20,633

Sequa Corp. bank term loan FRN 6.933s, 2014	38,966	28,640

Wesco Aircraft Hardware Corp. bank term loan FRN 5.96s, 2013	27,000	21,060

		145,153

SENIOR LOANS (0.9%)* [c] cont.	Principal amount	Value

Communication services (0.1%)
Cricket Communications, Inc. bank term loan FRN Ser. B, 7.262s, 2013	$26,794	$22,603

Crown Castle International Corp. bank term loan FRN 5.376s, 2014	13,894	10,448

Intelsat Corp. bank term loan FRN Ser. B2, 6.65s, 2011	8,931	7,310

Intelsat Corp. bank term loan FRN Ser. B2-A, 6.65s, 2013	8,933	7,313

Intelsat Corp. bank term loan FRN Ser. B2-C, 6.65s, 2013	8,931	7,310

Level 3 Communications, Inc. bank term loan FRN 7s, 2014	27,000	19,946

MetroPCS Wireless, Inc. bank term loan FRN 5.402s, 2013	26,795	22,046

PAETEC Holding Corp. bank term loan FRN Ser. B1, 6.204s, 2013	26,262	16,807

Time Warner Telecom, Inc. bank term loan FRN Ser. B, 5.71s, 2013	26,795	21,704

West Corp. bank term loan FRN 5.512s, 2013	26,864	17,058

		152,545
Consumer cyclicals (0.2%)
Allison Transmission bank term loan FRN Ser. B, 5.669s, 2014	26,360	17,840

Aramark Corp. bank term loan FRN 3.762s, 2014	1,613	1,343

Aramark Corp. bank term loan FRN Ser. B, 5.637s, 2014	25,387	21,141

Dana Corp. bank term loan FRN 7.279s, 2015	26,798	17,865

Goodman Global Holdings, Inc. bank term loan FRN Ser. B, 7.708s, 2011	20,265	16,263

Goodyear Tire & Rubber Co. (The) bank term loan FRN 4.78s, 2010	27,000	18,900

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 6.536s, 2015	26,865	18,324

Lear Corp bank term loan FRN 5.748s, 2013	131,284	83,891

National Bedding Co. bank term loan FRN 5.353s, 2011	11,909	7,741

Navistar Financial Corp. bank term loan FRN 5.695s, 2012	7,200	4,932

Navistar International Corp. bank term loan FRN 6.191s, 2012	19,800	13,563

Yankee Candle Co., Inc. bank term loan FRN 5.762s, 2014	16,000	10,640

		232,443
Consumer staples (0.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.345s, 2013	27,000	21,060

Cablevision Systems Corp. bank term loan FRN 4.569s, 2013	26,794	23,062

Charter Communications, Inc. bank term loan FRN 4.8s, 2014	26,798	19,981

Cinemark USA, Inc. bank term loan FRN 4.641s, 2013	26,900	20,343

DirecTV Holdings, LLC bank term loan FRN 5.601s, 2013	74,813	67,799

Idearc, Inc. bank term loan FRN Ser. B, 5.767s, 2014	26,795	11,299

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B, 6.763s, 2014	26,796	19,133

Spectrum Brands, Inc. bank term loan FRN 3.57s, 2013	1,723	1,161

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 7.274s, 2013	25,082	16,899

Ticketmaster bank term loan FRN Ser. B, 6.64s, 2014	110,000	90,200

Univision Communications, Inc. bank term loan FRN Ser. B, 5.061s, 2014	27,000	14,472

VNU Group BV bank term loan FRN Ser. B, 4.803s, 2013 (Netherlands)	26,795	19,306

		324,715
Financials (—%)
Lender Processing Services, Inc. bank term loan FRN Ser. B, 6.204s, 2014	49,875	45,386

		45,386
Health care (0.1%)
Health Management Associates, Inc. bank term loan FRN 5.512s, 2014	25,589	17,816

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN 7.62s, 2014	1,726	1,372

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B, 5.704s, 2014	18,659	14,834

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. DD, 5.704s, 2014	6,456	5,133

Sun Healthcare Group, Inc. bank term loan FRN 2.701s, 2014	4,502	3,151

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 5.235s, 2014	29,030	20,321

Sun Healthcare Group, Inc. bank term loan FRN Ser. DD, 5.422s, 2014	2,725	1,908

		64,535
Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 6.053s, 2014	26,797	19,572

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 5.47s, 2013	17,864	11,998

SunGard Data Systems, Inc. bank term loan FRN 4.553s, 2014	26,795	20,432

Travelport bank term loan FRN Ser. B, 6.012s, 2013	10,786	6,503

Travelport bank term loan FRN Ser. DD, 5.954s, 2013	16,092	9,414

		67,919

SENIOR LOANS (0.9%)* [c] cont.	Principal amount	Value

Utilities and power (—%)
Energy Future Holdings Corp. bank term loan FRN Ser. B2, 6.659s, 2014	$26,797	$20,890

NRG Energy, Inc. bank term loan FRN 5.412s, 2014	8,528	7,372

NRG Energy, Inc. bank term loan FRN 5.262s, 2014	17,359	15,006

		43,268

Total senior loans (cost $1,393,130)		$1,130,238

MUNICIPAL BONDS AND NOTES (0.3%)*	Rating**	Principal amount	Value

Chicago, IL Transit Auth. Transfer Tax Receipts Rev. Bonds, Ser. B, 6.899s, 12/1/40	Aa3	$240,000	$217,085

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	Baa3	170,000	110,672

Total municipal bonds and notes (cost $410,000)			$327,757

SHORT-TERM INVESTMENTS (5.6%)*		Principal amount/shares	Value

Egypt Treasury Bills for an effective yield of 10.56%, January 27, 2009	EGP	925,000	$161,191

Egypt Treasury Bills for an effective yield of 10.02%, December 2, 2008	EGP	525,000	93,529

Federated Prime Obligations Fund		1,221,286	1,221,286

U.S. Treasury Bills with effective yields ranging from 0.20% to 0.88%, November 13, 2008 #		$5,585,000	5,584,156
Total short-term investments (cost $7,073,093)			$7,060,162

TOTAL INVESTMENTS

Total investments (cost $262,619,351)			$249,188,486

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar
ZAR	South African Rand

  * Percentages indicated are based on net assets of $127,198,034.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at October 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at October 31, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees.

R Real Estate Investment Trust.

At October 31, 2008, liquid assets totaling $78,032,846 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2008 (as a percentage of Portfolio Value):

United States	84.9%	United Kingdom	1.7%	Italy	0.7%

Japan	3.4	Canada	0.9	Luxembourg	0.6

Netherlands	2.6	Germany	0.9	Other	1.7

Austria	1.9	Denmark	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $64,787,181)	Value	face value	date	depreciation

Australian Dollar	$2,289,494	$2,570,464	1/21/09	$(280,970)

British Pound	4,455,706	4,780,349	12/17/08	(324,643)

Canadian Dollar	163,711	180,077	1/21/09	(16,366)

Czech Koruna	166,766	180,109	12/17/08	(13,343)

Euro	26,309,231	29,462,124	12/17/08	(3,152,893)

Hungarian Forint	148,452	152,503	12/17/08	(4,051)

Japanese Yen	18,483,968	18,889,147	11/19/08	(405,179)

Malaysian Ringgit	274,707	297,634	11/19/08	(22,927)

Mexican Peso	329,361	381,237	1/21/09	(51,876)

Norwegian Krone	1,004,517	1,168,780	12/17/08	(164,263)

Polish Zloty	908,423	1,025,889	12/17/08	(117,466)

Singapore Dollar	230,393	248,300	11/19/08	(17,907)

South African Rand	397,499	457,132	1/21/09	(59,633)

South Korean Won	1,204,993	1,515,752	11/19/08	(310,759)

Swedish Krona	1,729,221	1,890,900	12/17/08	(161,679)

Swiss Franc	1,149,616	1,190,485	12/17/08	(40,869)

Taiwan Dollar	395,214	396,299	11/19/08	(1,085)

Total				$(5,145,909)

				Unrealized
FORWARD CURRENCY CONTRACTS TO SELL at 10/31/08		Aggregate	Delivery	appreciation/
(aggregate face value $17,858,489)	Value	face value	date	(depreciation)

Australian Dollar	$1,870,680	$2,020,394	1/21/09	$149,714

Brazilian Real	361,719	335,536	1/21/09	(26,183)

British Pound	689,870	752,243	12/17/08	62,373

Canadian Dollar	1,182,776	1,254,189	1/21/09	71,413

Danish Krone	1,148,165	1,283,638	12/17/08	135,473

Euro	2,128,900	2,218,727	12/17/08	89,827

Japanese Yen	677,594	697,604	11/19/08	20,010

Norwegian Krone	2,022,788	2,182,382	12/17/08	159,594

Polish Zloty	189,695	197,088	12/17/08	7,393

South African Rand	174,926	201,273	1/21/09	26,347

Swedish Krona	481,255	519,168	12/17/08	37,913

Swiss Franc	6,029,241	6,196,247	12/17/08	167,006

Total				$900,880

FUTURES CONTRACTS OUTSTANDING at 10/31/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	8	$3,797,541	Dec-08	$18,624

Canadian Government Bond 10 yr (Long)	8	780,291	Dec-08	(10,284)

Euro-Buxl 30 yr Bond (Long)	12	1,404,589	Dec-08	18,636

Euro-Dollar 90 day (Long)	65	15,885,188	Dec-08	129,157

Euro-Dollar 90 day (Short)	15	3,659,250	Jun-09	(14,578)

Euro-Dollar 90 day (Short)	43	10,468,888	Sep-09	(44,430)

Euro-Dollar 90 day (Short)	80	19,432,000	Dec-09	(64,653)

Euro-Dollar 90 day (Short)	3	727,950	Mar-10	(5,558)

Euro-Schatz 2 yr (Short)	134	18,121,186	Dec-08	(426,758)

Japanese Government Bond 10 yr (Long)	12	16,773,984	Dec-08	13,317

Japanese Government Bond 10 yr Mini (Long)	11	1,534,829	Dec-08	(1,879)

Sterling Interest Rate 90 day (Long)	14	2,734,144	Jun-09	50,326

Sterling Interest Rate 90 day (Long)	11	2,145,927	Sep-09	39,289

U.K. Gilt 10 yr (Long)	32	5,746,481	Dec-08	(37,954)

U.S. Treasury Bond 20 yr (Long)	19	2,149,375	Dec-08	(89,917)

U.S. Treasury Note 10 yr (Short)	12	1,356,938	Dec-08	(11,658)

U.S. Treasury Note 2 yr (Short)	167	35,876,297	Dec-08	(514,071)

Total				$(952,391)

WRITTEN OPTIONS OUTSTANDING at 10/31/08 (premiums received $491,706)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	$2,981,000	Dec-08/5.00	$144,221

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	3,954,500	May-12/5.51	306,078

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	2,981,000	Dec-08/5.00	19,406

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	3,954,500	May-12/5.51	181,749

Total			$651,454

TBA SALE COMMITMENTS OUTSTANDING at 10/31/08 (proceeds receivable $50,879,297)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, November 1, 2038	$3,000,000	11/13/08	$2,997,656

FNMA, 5 1/2s, November 1, 2038	30,000,000	11/13/08	29,301,564

FNMA, 5s, November 1, 2038	19,000,000	11/13/08	18,005,468

Total			$50,304,688

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$4,142,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$72,386

	5,900,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(138,496)

	1,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	35,237

	3,598,000	—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	38,402

	48,160,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	506,959

	6,774,000	—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	107,748

	83,132,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	267,574

	2,000,000	—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(59,699)

	1,222,000	(3,814)	10/1/18	4.30%	3 month USD-LIBOR-BBA	12,181

	3,364,000	(14,175)	10/8/38	3 month USD-LIBOR-BBA	4.30%	(114,698)

	1,867,000	(705)	10/20/18	4.60%	3 month USD-LIBOR-BBA	(16,919)

	885,000	(805)	10/20/10	3.00%	3 month USD-LIBOR-BBA	(805)

	2,580,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(203,847)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
JPY	222,000,000		$—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	$(77,921)

MXN	12,100,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	1,885

MXN	3,630,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	927

CAD	630,000		—	8/8/18	4.119%	3 month CAD-BA-CDOR	(11,990)

AUD	1,727,000	E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	21,741

	$8,304,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	106,390

ZAR	4,325,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(5,779)

ZAR	2,162,500	F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(4,063)

	$6,387,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(55,181)

	10,980,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	105,515

AUD	700,000	E	—	9/11/18	6.1%	6 month AUD-BBR-BBSW	(131)

	$1,730,000		—	9/16/10	3.175%	3 month USD-LIBOR-BBA	(16,274)

	9,024,000		—	9/16/18	4.355%	3 month USD-LIBOR-BBA	51,599

	17,000		—	9/16/38	3 month USD-LIBOR-BBA	4.685%	646

	27,682,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(376,353)

	6,548,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	6,144

	40,458,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	175,918

	8,981,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(352,533)

	7,778,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(408,258)

Citibank, N.A., London
JPY	530,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	149,789

Credit Suisse International
	$3,838,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	27,840

	16,626,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	70,517

	3,527,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	39,104

SEK	9,270,000		—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(68,692)

EUR	960,000		—	9/29/18	6 month EUR-EURIBOR-
					Reuters	4.85%	29,675

SEK	2,317,500		—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(16,184)

EUR	240,000		—	9/30/18	6 month EUR-EURIBOR-
					Reuters	4.81%	6,489

	$9,069,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	(11,543)

GBP	1,920,000		—	10/15/10	6 month GBP-LIBOR-BBA	4.7975%	25,686

	$20,955,000		14,701	10/31/13	3.80%	3 month USD-LIBOR-BBA	84,679

	10,660,000		10,134	10/31/18	4.35%	3 month USD-LIBOR-BBA	108,783

EUR	1,651,000	E	—	11/4/18	6 month EUR-EURIBOR-
					REUTERS	5.00%	—

	$4,702,000		—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(213,157)

CHF	8,430,000		—	11/17/11	2.5125%	6 month CHF-LIBOR-BBA	(45,453)

Deutsche Bank AG
	$1,000,000		—	7/11/13	3 month USD-LIBOR-BBA	4.168%	24,376

	2,298,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(108,940)

	3,412,000		—	10/17/18	4.585%	3 month USD-LIBOR-BBA	(25,171)

	780,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	52,115

Goldman Sachs International
SEK	19,550,000	E	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	40,064

SEK	4,680,000	E	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	(35,162)

	$1,294,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(122,480)

GBP	3,680,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	66,452

GBP	900,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	(20,907)

	$3,300,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	94,557

	15,167,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(304,162)

	3,159,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	5,527

	3,198,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(69,745)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$3,393,000		$—	5/30/28	5.014%	3 month USD-LIBOR-BBA	$(294,161)

	3,643,000		—	4/11/12	3.1825%	3 month USD-LIBOR-BBA	39,015

JPY	675,220,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	29,284

JPY	148,550,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(17,261)

JPY	139,000,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(60,898)

	$9,569,000		(10,463)	10/24/13	3.50%	3 month USD-LIBOR-BBA	153,515

EUR	4,510,000		—	10/13/13	4.38%	6 month EUR-EURIBOR-REUTERS	(57,860)

EUR	5,010,000		—	10/13/18	6 month EUR-EURIBOR-
					REUTERS	4.54%	(14,190)

EUR	1,200,000		—	10/13/38	4.18%	6 month EUR-EURIBOR-REUTERS	39,746

	$3,551,000		1,673	10/24/10	3 month USD-LIBOR-BBA	2.60%	(14,748)

EUR	2,505,000		—	10/27/18	4.32%	6 month EUR-EURIBOR-REUTERS	58,077

EUR	1,860,000		—	10/27/23	6 month EUR-EURIBOR-
					REUTERS	4.43%	(64,780)

EUR	4,410,000		—	10/31/10	6 month EUR-EURIBOR-
					REUTERS	3.715%	4,876

	$131,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(13,532)

GBP	390,000	E	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	(25,229)

JPMorgan Chase Bank, N.A.
	$32,579,000		—	4/27/09	5.034%	3 month USD-LIBOR-BBA	(368,415)

	3,004,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(13,995)

	809,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(73,049)

	1,379,000		—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(41,262)

	6,839,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(148,766)

	18,147,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(92,138)

	3,922,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(26,396)

	6,903,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	121,272

	4,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(178,100)

	1,000,000		—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	42,744

	700,000		—	7/17/18	4.52%	3 month USD-LIBOR-BBA	(9,920)

	5,103,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	113,013

MXN	12,100,000	F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	4,089

	$18,666,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	417,883

AUD	3,480,000	EF	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	67,852

CAD	1,180,000		—	8/5/18	4.172%	6 month CAD-BA-CDOR	(26,841)

ZAR	2,775,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(3,708)

AUD	1,727,000	EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(20,977)

ZAR	1,387,500	F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(2,578)

ZAR	2,775,000	F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(5,071)

JPY	153,840,000		—	9/18/15	1.19%	6 month JPY-LIBOR-BBA	15,292

JPY	3,390,000		—	9/18/38	6 month JPY-LIBOR-BBA	2.17%	1,063

	$4,340,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(175,256)

	3,358,000		—	10/6/38	3 month USD-LIBOR-BBA	4.49%	6,210

EUR	4,890,000		—	10/17/13	6 month EUR-EURIBOR-
					REUTERS	4.51%	105,325

	$2,297,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	(3,428)

	1,531,000		—	10/22/18	3 month USD-LIBOR-BBA	4.2825%	(24,828)

JPY	618,990,000		—	10/23/13	6 month JPY-LIBOR-BBA	1.28375%	32,682

JPY	124,762,000		—	10/23/38	2.0625%	6 month JPY-LIBOR-BBA	(5,864)

	$2,802,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	(45,204)

EUR	1,430,000		—	10/31/13	6 month EUR-EURIBOR-
					REUTERS	3.967%	(10,701)

EUR	15,330,000		—	11/4/13	6 month EUR-EURIBOR-
					REUTERS	3.9025%	—

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
EUR	11,390,000	$—	11/4/18	6 month EUR-EURIBOR-
				REUTERS	4.318%	$ —

	$1,741,000	(5,121)	11/4/18	3 month USD-LIBOR-BBA	4.45%	47,382

	669,000	(3,177)	11/4/13	3 month USD-LIBOR-BBA	3.85%	1

	2,000,000	—	5/10/35	5.062%	3 month USD-LIBOR-BBA	(218,900)

	2,155,000	—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(224,631)

	4,462,000	—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(480,991)

JPY	730,000,000	—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(255,086)

	$15,547,700	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	311,998

	4,333,800	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(250,881)

	8,717,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(361,822)

	230,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	15,399

	16,861,000	—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(632,950)

	3,400,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	297,018

	13,815,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(41,748)

	200,000	—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(1,791)

Merrill Lynch Capital Services, Inc.
	8,981,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(348,840)

	4,436,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(88,422)

	6,373,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	137,725

JPY	139,000,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(65,544)

Merrill Lynch Derivative Products AG
JPY	69,500,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(35,650)

Morgan Stanley Capital Services, Inc.
GBP	1,410,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	(31,794)

GBP	5,810,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	76,922

Total						$(3,287,461)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/08

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Bank of America	$274,000	1F	11/1/08	Banc of America Securities AAA	The spread return of Banc of	$(65,987)
				10 year Index multiplied by the	America Securities CMBS AAA
				modified duration factor minus	10 year Index
				20 bp

Goldman Sachs International	275,000		9/15/11	678 bp (1 month	Ford Credit Auto Owner Trust	(27,265)
				USD-LIBOR-BBA)	Series 2005-B Class D

EUR	3,640,000		3/26/09	(2.27%)	Eurostat Eurozone HICP	1,207
					excluding tobacco

EUR	2,070,000		4/30/13	2.375%	French Consumer Price Index	85,473
					excluding tobacco

EUR	2,070,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	(77,314)
					excluding tobacco

EUR	2,070,000		5/6/13	2.34%	French Consumer Price Index	82,251
					excluding tobacco

EUR	2,070,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	(75,069)
					excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Goldman Sachs International	$2,350,000	1F	11/28/08	Banc of America Securities AAA	The spread return of Banc of	$(228,594)
cont.				10 year Index multiplied by the	America Securities CMBS AAA
				modified duration factor	10 year Index
				plus 20 bp

	2,690,000		10/23/10	(1.38%)	USA Non-Revised Consumer	(18,426)
					Price Index-Urban (CPI-U)

GBP	281,000		1/7/38	3.485%	GBP Non-revised UK Retail	(15,713)
					Price Index

GBP	370,000	F	1/7/18	(3.11%)	GBP Non-revised UK Retail	(13,254)
					Price Index

Total						$(352,691)

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

F Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	$166		$242,000	F	10/12/52	(134 bp)	$141,365

Financial Security Assurance Holdings, Ltd., 6.4%, 12/15/66	—		25,000		12/20/12	95 bp	(8,296)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—		140,000		3/20/12	(95 bp)	(1,734)

MetLife Inc., 5%, 6/15/15	—		70,000		12/20/13	(384 bp)	2,362

Citibank, N.A.
Conagra Foods Inc., 7%, 10/1/28	—		77,000		9/20/10	(27 bp)	142

DJ ABX HE PEN AAA Series 6 Version 1 Index	50,822		266,548		5/25/46	11 bp	2,847

DJ ABX HE AAA Series 6 Version 1 Index	31,272		288,249		7/25/45	18 bp	(1,148)

DJ ABX HE AAA Series 6 Version 1 Index	13,799		124,779		7/25/45	18 bp	(138)

DJ ABX HE PEN AAA Series 6 Version 2 Index	20,322		123,435		5/25/46	11 bp	(2,126)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—		75,000		9/20/14	(105 bp)	(1,375)

Mohawk Industries, Inc., 7.2%, 4/15/12	—		575,000		3/20/16	(140 bp)	62,264

Rexam PLC, 4 3/8%, 3/15/13	—		155,000		6/20/13	(145 bp)	11,239

Sara Lee Corp., 6 1/8%, 11/1/32	—		75,000		9/20/11	(43 bp)	355

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	48,000		3/20/13	(495 bp)	3,778

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 2 Index	85,825		$438,284		5/25/46	11 bp	6,940

DJ ABX HE AAA Series 7 Version 2 Index	116,550		210,000		1/25/38	76 bp	(5,775)

DJ CDX NA HY Series 10	11,550		110,000		6/20/13	500 bp	(5,307)

DJ CDX NA HY Series 10	85,000		800,000		6/20/13	500 bp	(37,597)

DJ CDX NA IG Series 11 Index	(56,283)		1,830,000		12/20/13	(150 bp)	(16,929)

DJ CDX NA IG Series 11 Index	4,253		180,000		12/20/13	150 bp	337

DJ CMB NA CMBX AAA Index	29,294		176,000		12/13/49	8 bp	4,720

DJ CMB NA CMBX AAA Index	(680,516)		4,344,000		2/17/51	(35 bp)	(126,580)

DJ CMB NA CMBX AAA Index	12,027		93,000		2/17/51	35 bp	168

DJ CMB NA CMBX AAA Index	12,320		93,000		2/17/51	35 bp	461

DJ CMB NA CMBX AAA Index	10,361		93,000		2/17/51	35 bp	(1,498)

DJ CMB NA CMBX AAA Index	3,105		23,000		2/17/51	35 bp	172

DJ CMB NA CMBX AAA Index	(147,332)		1,089,000		2/17/51	(35 bp)	(8,466)

General Electric Capital Corp., 5 5/8%, 9/15/17	—		135,000		12/20/13	530 bp	(510)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—		15,000		12/20/13	(210 bp)	325

Xerox Corp., 6 7/8%, 8/15/11	—		1,625,000		6/20/12	(86.5 bp)	181,186

Deutsche Bank AG
Cadbury Schweppes US Finance, LLC, 5 1/8%, 10/1/13	—		560,000		12/20/13	(86 bp)	(3,786)

DJ ABX CMBX AAA Index	12,661		210,000		2/17/51	35 bp	(13,136)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG cont.
DJ ABX HE A Series 7 Version 2 Index	$191,100		$210,000		1/25/38	369 bp	$(718)

DJ ABX HE AAA Series 6 Version 1 Index	29,281		277,609		7/25/45	18 bp	(1,943)

General Electric Capital Corp., 6%, 6/15/12	—		275,000		9/20/13	109 bp	(42,449)

Genworth Financial Inc., 5 3/4%, 6/15/14	—		515,000		6/20/18	(143 bp)	167,994

India Government Bond, 5 7/8%, 1/2/10	—		370,000		1/11/10	170 bp	9,461

iStar Financial, Inc., 6%, 12/15/10	3,375		50,000		3/20/09	500 bp	(2,862)

Korea Monetary STAB Bond, 5%, 2/14/09	—		480,000		2/23/09	105 bp	(1,822)

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		480,000		2/19/10	115 bp	(11,945)

Korea Monetary STAB Bond, 5.45%, 1/23/10	—		695,000		2/1/10	101 bp	(19,402)

Malaysian Government, 6.844%, 10/1/09	—		590,000		10/1/09	90 bp	(2,260)

MetLife Inc., 5%, 6/15/15	—		70,000		12/20/13	(405 bp)	1,806

Prudential Financial Inc., 4 1/2%, 7/15/13	—		55,000		12/20/13	(388 bp)	5,677

Republic of China, zero coupon, 12/5/08	—		800,000		12/12/08	115 bp	4,655

Reynolds American, Inc., 7 5/8%, 6/1/16	—		1,705,000		6/20/13	(105 bp)	78,480

Goldman Sachs International
DJ ABX HE A Index	70,361		105,000		1/25/38	369 bp	(25,923)

DJ ABX HE AAA Index	24,677		105,000		1/25/38	76 bp	(36,474)

DJ CDX NA CMBX AAA Index	4,389		120,000		3/15/49	7 bp	(7,061)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		247,000		12/20/10	108.65 bp	(19,309)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		2,060,000		12/20/10	249 bp	(98,640)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		630,000		12/20/10	305 bp	(22,548)

DJ CDX NA IG Series 10 Index	11,840		616,832		6/20/18	(150 bp)	27,300

DJ CDX NA IG Series 11 Index	262,225		12,450,000		12/20/13	150 bp	(9,144)

DJ CMB NA CMBX AAA Index	(143,720)		1,729,000		2/17/51	(35 bp)	83,187

Rhodia SA, Euribor+275, 10/15/13	—	EUR	645,000		9/20/13	(387 bp)	131,334

JPMorgan Chase Bank, N.A.
DJ ABX HE PEN AAA Series 6 Version 2 Index	56,224		$287,121		5/25/46	11 bp	4,546

DJ CDX NA HY Series 9 Index 25-35% tranche	—		253,000		12/20/10	105.5 bp	(19,951)

DJ CDX NA IG Series 11 Index	52,091		2,375,000		12/20/13	150 bp	423

Domtar Corp., 7 1/8%, 8/15/15	—		25,000		12/20/11	(500 bp)	(599)

iStar Financial, Inc., 6%, 12/15/10	3,500		50,000		3/20/09	500 bp	(2,737)

Lexmark International, Inc., 5.9%, 6/1/13	—		105,000		6/20/13	(113 bp)	9,044

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA Index	896,989		10,439,000	F	2/17/51	35 bp	(446,510)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—		250,000		6/20/12	(150 bp)	21,528

D.R. Horton Inc., 7 7/8%, 8/15/11	—		170,000		9/20/11	(426 bp)	14,716

Pulte Homes Inc., 5.25%, 1/15/14	—		159,000		9/20/11	(482 bp)	(3,639)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—		125,000		6/20/12	(114 bp)	12,217

Bundesrepublic of Deutschland, 6%, 6/20/16	—		440,000		6/20/18	8 bp	(9,317)

DJ ABX CMBX AAA Index	80,147		1,126,000		3/15/49	7 bp	(23,373)

DJ CDX NA IG Series 10 Index	79,455		4,072,360		6/20/18	(150 bp)	181,522

DJ CDX NA IG Series 11 Index	(162,835)		6,360,000		12/20/18	(140 bp)	20,368

DJ CMB NA CMBX AAA Index	239,017		1,992,500		12/13/49	8 bp	(32,310)

DJ CMB NA CMBX AAA Index	382,373		3,523,500		2/17/51	35 bp	(49,720)

Republic of Austria, 5 1/4%, 1/4/11	—		440,000		6/20/18	(17 bp)	21,957

UBS, AG
Starwood Hotels & Resorts Worldwide, Inc., 7 7/8%, 5/1/12	—		1,740,000		6/20/12	(195 bp)	158,972

Total							$248,791

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $262,619,351)	$249,188,486

Cash	2,242,110

Foreign currency (cost $381,152) (Note 1)	374,116

Interest and other receivables	1,752,904

Receivable for shares of the fund sold	89,156

Receivable for securities sold	3,028,292

Receivable for sales of delayed delivery securities (Notes 1 and 6)	64,857,241

Unrealized appreciation on swap contracts (Note 1)	6,018,066

Receivable for variation margin (Note 1)	841,401

Receivable for receivable purchase agreement (Note 2)	74,807

Receivable for open forward currency contracts (Note 1)	975,878

Receivable for closed forward currency contracts (Note 1)	3,631,456

Premiums paid on swap contracts (Note 1)	1,228,946

Receivable for open swap contracts (Note 1)	415

Receivable for closed swap contracts (Note 1)	1,878,897

Total assets	336,182,171

LIABILITIES

Payable for securities purchased	2,757,384

Payable for purchases of delayed delivery securities
(Notes 1 and 6)	133,963,715

Payable for shares of the fund repurchased	298,570

Payable for compensation of Manager (Notes 2 and 5)	123,354

Payable for investor servicing fees (Note 2)	30,278

Payable for custodian fees (Note 2)	40,087

Payable for Trustee compensation and expenses (Note 2)	86,519

Payable for administrative services (Note 2)	2,656

Payable for distribution fees (Note 2)	40,914

Payable for open forward currency contracts (Note 1)	5,220,907

Payable for closed forward currency contracts (Note 1)	1,698,133

Written options outstanding, at value
(premiums received $491,706) (Notes 1 and 3)	651,454

Unrealized depreciation on swap contracts (Note 1)	9,409,427

TBA sale commitments, at value (proceeds receivable
$50,879,297) (Note 1)	50,304,688

Premiums received on swap contracts (Note 1)	2,912,879

Payable for open swap contracts (Note 1)	8,298

Payable for closed swap contracts (Note 1)	1,208,609

Other accrued expenses	226,265

Total liabilities	208,984,137

Net assets	$127,198,034

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$148,330,998

Undistributed net investment income (Note 1)	12,204,611

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(11,777,614)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(21,559,961)

Total — Representing net assets applicable
to capital shares outstanding	$127,198,034

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($90,997,938 divided by 8,688,081 shares)	$10.47

Offering price per class A share (100/96.00 of $10.47)*	$10.91

Net asset value and offering price per class B share
($9,558,949 divided by 915,539 shares)**	$10.44

Net asset value and offering price per class C share
($3,887,027 divided by 372,214 shares)**	$10.44

Net asset value and redemption price per class M share
($16,797,942 divided by 1,614,994 shares)	$10.40

Offering price per class M share (100/96.75 of $10.40)***	$10.75

Net asset value, offering price and redemption price per class R share
($527,228 divided by 50,381 shares)	$10.46

Net asset value, offering price and redemption price per class Y share
($5,428,950 divided by 518,091 shares)	$10.48

   * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/08

INVESTMENT INCOME

Interest (net of foreign tax of $15,805)(including interest income
of $649,063 from investments in affiliated issuers) (Note 5)	$9,052,139

EXPENSES

Compensation of Manager (Note 2)	1,041,174

Investor servicing fees (Note 2)	335,921

Custodian fees (Note 2)	66,470

Trustee compensation and expenses (Note 2)	28,189

Administrative services (Note 2)	20,733

Distribution fees —Class A (Note 2)	265,511

Distribution fees —Class B (Note 2)	122,399

Distribution fees —Class C (Note 2)	46,616

Distribution fees —Class M (Note 2)	93,587

Distribution fees —Class R (Note 2)	2,684

Auditing	194,477

Other	114,585

Non-recurring costs (Notes 2 and 7)	213

Costs assumed by Manager (Notes 2 and 7)	(213)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(488,856)

Total expenses	1,843,490
Expense reduction (Note 2)	(24,341)

Net expenses	1,819,149

Net investment income	7,232,990

Net realized gain on investments (Notes 1 and 3)	4,077,535

Net realized loss on swap contracts (Note 1)	(552,173)

Net realized loss on futures contracts (Note 1)	(1,315,515)

Net realized gain on foreign currency transactions (Note 1)	1,569,039

Net realized loss on written options (Notes 1 and 3)	(1,624,026)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(5,788,611)

Net unrealized depreciation of investments,
futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(24,205,367)

Net loss on investments	(27,839,118)

Net decrease in net assets resulting from operations	$(20,606,128)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	10/31/08	10/31/07

Operations:

Net investment income	$7,232,990	$4,632,715

Net realized gain (loss) on investments and
foreign currency transactions	2,154,860	(723,826)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(29,993,978)	6,454,002

Net increase (decrease) in net assets
resulting from operations	(20,606,128)	10,362,891

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(5,804,158)	(3,363,103)

Class B	(576,836)	(391,093)

Class C	(225,169)	(87,258)

Class M	(975,735)	(742,289)

Class R	(28,158)	(8,585)

Class Y	(371,685)	(117,368)

Redemption fees (Note 1)	59,041	5,001

Increase (decrease) from capital share
transactions (Note 4)	26,898,328	(6,607,082)

Total decrease in net assets	(1,630,500)	(948,886)

NET ASSETS

Beginning of year	128,828,534	129,777,420

End of year (including undistributed net
investment income of $12,204,611 and
$5,803,206, respectively)	$127,198,034	$128,828,534

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees	end of period	value (%) [c]	(in thousands)	net assets (%) [b,d]	net assets (%) [b]	turnover (%)

Class A
October 31, 2008	$12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	$10.47	(12.79)	$90,998	1.13	4.96	181.55 [e]
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [f]	12.68	8.76	91,616	1.16	3.82	103.10 [e]
October 31, 2006	12.18	.37 [g]	.22	.59	(.65)	(.65)	— [f]	12.12	5.01	87,210	1.17 [g]	3.04 [g]	97.83 [e]
October 31, 2005	12.73	.38	(.42)	(.04)	(.51)	(.51)	— [f]	12.18	(.39)	98,198	1.22	2.96	197.70 [e]
October 31, 2004	12.65	.33	.88	1.21	(1.13)	(1.13)	— [f]	12.73	9.99	104,736	1.29	2.65	162.13

Class B
October 31, 2008	$12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [f]	$10.44	(13.40)	$9,559	1.88	4.24	181.55 [e]
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [f]	12.64	7.97	10,644	1.91	3.09	103.10 [e]
October 31, 2006	12.13	.28 [g]	.23	.51	(.56)	(.56)	— [f]	12.08	4.31	15,238	1.92 [g]	2.37 [g]	97.83 [e]
October 31, 2005	12.69	.28	(.42)	(.14)	(.42)	(.42)	— [f]	12.13	(1.23)	23,480	1.97	2.20	197.70 [e]
October 31, 2004	12.61	.24	.87	1.11	(1.03)	(1.03)	— [f]	12.69	9.20	29,246	2.04	1.93	162.13

Class C
October 31, 2008	$12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [f]	$10.44	(13.45)	$3,887	1.88	4.21	181.55 [e]
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [f]	12.65	7.96	2,830	1.91	3.07	103.10 [e]
October 31, 2006	12.14	.27 [g]	.24	.51	(.56)	(.56)	— [f]	12.09	4.32	2,712	1.92 [g]	2.28 [g]	97.83 [e]
October 31, 2005	12.70	.29	(.43)	(.14)	(.42)	(.42)	— [f]	12.14	(1.19)	2,699	1.97	2.22	197.70 [e]
October 31, 2004	12.62	.23	.88	1.11	(1.03)	(1.03)	— [f]	12.70	9.16	1,682	2.04	1.90	162.13

Class M
October 31, 2008	$12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [f]	$10.40	(13.01)	$16,798	1.38	4.70	181.55 [e]
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [f]	12.60	8.54	20,088	1.41	3.58	103.10 [e]
October 31, 2006	12.10	.34 [g]	.22	.56	(.62)	(.62)	— [f]	12.04	4.79	21,974	1.42 [g]	2.81 [g]	97.83 [e]
October 31, 2005	12.66	.34	(.42)	(.08)	(.48)	(.48)	— [f]	12.10	(.73)	25,065	1.47	2.70	197.70 [e]
October 31, 2004	12.58	.30	.87	1.17	(1.09)	(1.09)	— [f]	12.66	9.77	31,245	1.54	2.40	162.13

Class R
October 31, 2008	$12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [f]	$10.46	(13.01)	$527	1.38	4.69	181.55 [e]
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [f]	12.67	8.42	422	1.41	3.52	103.10 [e]
October 31, 2006	12.17	.32 [g]	.25	.57	(.62)	(.62)	— [f]	12.12	4.86	127	1.42 [g]	2.67 [g]	97.83 [e]
October 31, 2005	12.74	.36	(.44)	(.08)	(.49)	(.49)	— [f]	12.17	(.74)	70	1.47	2.72	197.70 [e]
October 31, 2004 †	12.81	.27	.73	1.00	(1.07)	(1.07)	— [f]	12.74	8.21 *	2	1.41 *	2.21 *	162.13

Class Y
October 31, 2008	$12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	$10.48	(12.61)	$5,429.88		5.24	181.55 [e]
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [f]	12.70	9.12	3,228.91		4.06	103.10 [e]
October 31, 2006	12.18	.40 [g]	.23	.63	(.68)	(.68)	— [f]	12.13	5.34	2,517	.92 [g]	3.31 [g]	97.83 [e]
October 31, 2005 ††	12.31	.03	(.10)	(.07)	(.06)	(.06)	— [f]	12.18	(.61) *	3,529	.07 *	.24 *	197.70 [e]

   *Not annualized.

  †For the period December 1, 2003 (commencement of operations) to October 31, 2004.

††For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class, as a percentage of average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Class A	0.33%	0.34%	0.31%	0.14%	0.09%

Class B	0.33	0.34	0.31	0.14	0.09

Class C	0.33	0.34	0.31	0.14	0.09

Class M	0.33	0.34	0.31	0.14	0.09

Class R	0.33	0.34	0.31	0.14	0.09

Class Y	0.33	0.34	0.31	0.02	N/A

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 10/31/08

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2008, the fund had a capital loss carryover of $10,676,677 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,114,179	October 31, 2009

3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

4,190,949	October 31, 2016

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2008, the fund reclassified $7,150,156 to increase undistributed net investment income and $7,903,488 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $753,332.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2008 were as follows:

Unrealized appreciation	$5,916,077
Unrealized depreciation	(20,825,856)

Net unrealized depreciation	(14,909,779)
Undistributed ordinary income	7,491,673
Capital loss carryforward	(10,676,677)

Cost for federal income tax purposes	$264,098,265

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended October 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $470,604 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the year ended October 31, 2008, Putnam Management has assumed $213 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $292,974 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2008, the fund incurred $342,473 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2008, the fund’s expenses were reduced by $24,341 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $317, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,362 and $8,461 from the sale of class A and class M shares, respectively, and received $14,484 and $3,500 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,012 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $239,670,763 and $216,610,814, respectively. Purchases and sales of U.S. government securities aggregated $21,644,453 and $21,646,133, respectively.

Written option transactions during the year ended October 31, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	USD	68,409,000	$1,750,384

	EUR	1,060,000	$43,152

Options opened	USD	15,048,000	376,732

	EUR	—	—

Options exercised	USD	—	—

	EUR	—	—

Options expired	USD	(18,828,000)	(450,475)

	EUR	—	—

Options closed	USD	(50,758,000)	(1,184,935)

	EUR	(1,060,000)	(43,152)

Written options outstanding
at end of year	USD	13,871,000	$491,706

	EUR	—	$—

Note 4: Capital shares

At October 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	4,376,689	$55,684,614	1,495,496	$18,354,169

Shares issued in	409,026	5,059,650	236,846	2,900,517
connection with
reinvestment of
distributions

	4,785,715	60,744,264	1,732,342	21,254,686

Shares	(3,320,921)	(40,847,725)	(1,703,117)	(20,828,314)
repurchased

Net increase	1,464,794	$19,896,539	29,225	$426,372

	Year ended 10/31/08		Year ended 10/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	730,943	$9,290,110	175,640	$2,144,301

Shares issued in	39,503	488,018	26,378	321,633
connection with
reinvestment of
distributions

	770,446	9,778,128	202,018	2,465,934

Shares	(696,747)	(8,626,622)	(621,405)	(7,571,670)
repurchased

Net increase	73,699	$1,151,506	(419,387)	$(5,105,736)
(decrease)

	Year ended 10/31/08		Year ended 10/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	327,120	$4,179,325	82,773	$1,009,342

Shares issued in	14,376	177,230	5,742	70,145
connection with
reinvestment of
distributions

	341,496	4,356,555	88,515	1,079,487

Shares	(193,046)	(2,302,711)	(89,043)	(1,085,810)
repurchased

Net increase	148,450	$2,053,844	(528)	$(6,323)
(decrease)

	Year ended 10/31/08		Year ended 10/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	332,773	$4,053,852	90,618	$1,101,562

Shares issued in	10,026	123,581	10,004	121,699
connection with
reinvestment of
distributions

	342,799	4,177,433	100,622	1,223,261

Shares	(322,283)	(4,023,388)	(330,693)	(3,997,327)
repurchased

Net increase	20,516	$154,045	(230,071)	$(2,774,066)
(decrease)

	Year ended 10/31/08		Year ended 10/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	25,931	$325,120	31,552	$387,477

Shares issued in	2,277	28,080	698	8,585
connection with
reinvestment of
distributions

	28,208	353,200	32,250	396,062

Shares	(11,110)	(141,211)	(9,440)	(115,758)
repurchased

Net increase	17,098	$211,989	22,810	$280,304

	Year ended 10/31/08		Year ended 10/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	452,247	$5,756,139	78,305	$958,124

Shares issued in	30,007	371,544	9,576	117,368
connection with
reinvestment of
distributions

	482,254	6,127,683	87,881	1,075,492

Shares	(218,352)	(2,697,278)	(41,206)	(503,125)
repurchased

Net increase	263,902	$3,430,405	46,675	$572,367

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2008, management fees paid were reduced by $18,252 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $649,063 for the year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $102,108,543 and $104,633,758, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 9: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, expose investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
Robert E. Patterson
George Putnam, III	Judith Cohen
Robert L. Reynolds	Vice President, Clerk and Assistant Treasurer
Richard B. Worley

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN031 253902 12/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2008	$177,421	$--	$17,046	$36*
October 31, 2007	$129,686	$19	$10,836	$43*

* Includes fees of $36 and $31 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2008 and October 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2008 and October 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $95,322 and $ 116,104 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2008	$ -	$ 15,000	$ -	$ -
October 31, 2007	$ -	$ 28,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008